UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C
(RULE 14c-101)
SCHEDULE 14C INFORMATION
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DUNCAN ENERGY PARTNERS L.P.

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NOTICE OF ACTION BY WRITTEN CONSENT
INFORMATION STATEMENT
ACTION BY THE BOARD OF DIRECTORS AND CONSENTING UNITHOLDER
DISSENTER’S RIGHT OF APPRAISAL
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
ADOPTION OF EQUITY COMPENSATION PLANS
VOTING PROCEDURES
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON
WHERE YOU CAN FIND ADDITIONAL INFORMATION

DUNCAN ENERGY PARTNERS L.P.
1100 Louisiana Street, 10th Floor
Houston, Texas 77002

NOTICE OF ACTION BY WRITTEN CONSENT

We Are Not Asking You for a Proxy and
You are Requested Not To Send Us a Proxy

To the Unitholders of Duncan Energy Partners L.P.:

The purpose of this notice of action by written consent and information statement is to advise the unitholders of Duncan Energy Partners L.P. of the approval, by written consent, of (i) the 2010 Duncan Energy Partners L.P. Long-term Incentive Plan (the “LTIP”), which provides for awards of options to purchase common units, restricted common units, common unit appreciation rights, phantom units and distribution equivalent rights to employees, directors or consultants providing services to us and our general partner, and (ii) the DEP Unit Purchase Plan (the “UPP”), which provides eligible employees the opportunity to purchase common units at a discount through withholdings from eligible compensation (the UPP, together with the LTIP, the “Plans”). This notice and information statement is being mailed to unitholders of record as of December 30, 2009.

We are not asking you to approve the Plans. The Plans have been unanimously approved by the board of directors of DEP Holdings, LLC, our general partner (“General Partner” or “DEP GP”), on December 10, 2009. Although approval by unitholders of the Plans is also required by rules of The New York Stock Exchange (the “NYSE”), we are not soliciting your vote because on December 30, 2009, Enterprise GTM Holdings L.P. (“Enterprise GTM”), which held approximately 58.6% of our outstanding common units as of that date, approved the Plans by written consent in lieu of a special meeting of unitholders to be effective 20 calendar days after the date this information statement is sent or given to our unitholders. This action by a revocable written consent will be sufficient to adopt the Plans without the affirmative vote of any other unitholders. Accordingly, no other votes are necessary to adopt the Plans and your approval is neither required nor requested.

Notwithstanding the execution and delivery of the written consent by the unitholder described above, under applicable securities regulations, the Plans may not become effective until at least 20 calendar days after the date this information statement is sent or given to our unitholders. Therefore, the earliest possible date on which the Plans can become effective is February 11, 2010. Copies of the LTIP and UPP are attached to the accompanying information statement as Annex A and Annex B, respectively. Under the rules of the Securities and Exchange Commission (the “SEC”), we are required to furnish you with certain information concerning the Plans. This notice and the accompanying information statement shall constitute notice to you as required by the rules of the SEC and Section 13.11 of the Amended and Restated Agreement of Limited Partnership, as further amended.

If you have any questions, please contact our Investor Relations Department at (713) 381-6812.

Sincerely,

Richard H. Bachmann
Chief Executive Officer

This notice and the accompanying information statement are dated January 19, 2010 and are first being mailed to our unitholders on or about January 22, 2010.

DUNCAN ENERGY PARTNERS L.P.
1100 Louisiana Street, 10th Floor
Houston, Texas 77002

INFORMATION STATEMENT

We Are Not Asking You for a Proxy and
You are Requested Not To Send Us a Proxy

To the Unitholders of Duncan Energy Partners L.P.:

This information statement is being furnished to the unitholders of Duncan Energy Partners L.P. of record as of December 30, 2009, to provide information about (i) the 2010 Duncan Energy Partners L.P. Long-term Incentive Plan (the “LTIP”), which provides for awards of options to purchase common units, restricted common units, common unit appreciation rights, phantom units and distribution equivalent rights to employees, directors or consultants providing services to us and our general partner, and (ii) the DEP Unit Purchase Plan (the “UPP”), which provides eligible employees the opportunity to purchase common units at a discount through withholdings from eligible compensation (the UPP, together with the LTIP, the “Plans”).

We are not asking you to approve the Plans. The Plans have been unanimously approved by the board of directors of DEP Holdings, LLC, our general partner (“General Partner” or “DEP GP”), on December 10, 2009. Although approval by unitholders of the Plans is also required by rules of The New York Stock Exchange (the “NYSE”), we are not soliciting your vote because on December 30, 2009, Enterprise GTM Holdings L.P. (“Enterprise GTM”), which collectively held approximately 58.6% of our outstanding common units as of that date, approved the Plans by written consent in lieu of a special meeting of unitholders to be effective 20 calendar days after the date this information statement is sent or given to our unitholders. The action by a revocable written consent will be sufficient to adopt the Plans without the affirmative vote of any other unitholders. Accordingly, no other votes are necessary to adopt the Plans and your approval is neither required nor requested.

Notwithstanding the execution and delivery of the written consent by the unitholder described above, under applicable securities regulations, the Plans may not become effective until at least 20 calendar days after the date this information statement is sent or given to our unitholders. Therefore, the earliest possible date on which the Plans can become effective is February 11, 2010. Copies of the LTIP and UPP are attached to the accompanying information statement as Annex A and Annex B, respectively. Please read this information statement carefully and in its entirety as it contains important information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Plans, passed upon the merits or fairness of the Plans or determined if this information statement is accurate or complete. Any representation to the contrary is a criminal offense.

Sincerely,

Richard H. Bachmann
Chief Executive Officer

This information statement is dated January 19, 2010 and is first being mailed to our unitholders on or about January 22, 2010.

ACTION BY THE BOARD OF DIRECTORS AND CONSENTING UNITHOLDER

On December 10, 2009, the board of directors of DEP Holdings, LLC, our general partner (“General Partner” or “DEP GP”), unanimously approved resolutions adopting (i) the 2010 Duncan Energy Partners L.P. Long-term Incentive Plan (the “LTIP”), which provides for awards of options to purchase common units, restricted common units, common unit appreciation rights (“CUARs”), phantom units and distribution equivalent rights (“DERs”) to employees, directors or consultants providing services to us and our subsidiaries, and (ii) the DEP Unit Purchase Plan (the “UPP”), which provides eligible employees the opportunity to purchase common units at a discount through withholdings from eligible compensation (the UPP, together with the LTIP, the “Plans”), subject to the requisite unitholder approval as required by the rules of the New York Stock Exchange (“NYSE”). Under Delaware law and under our Amended and Restated Agreement of Limited Partnership, as amended (the “Partnership Agreement”), any action that may be taken at a meeting of common unitholders may be taken without a meeting, without prior notice and without a vote, if approval in writing setting forth the action so taken is signed by the holders of outstanding limited partnership units having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all common units entitled to vote thereon were present and voted. On December 30, 2009, the action taken by the board of directors of the General Partner (the “Board”) regarding the Plans was approved by written consent of Enterprise GTM Holdings L.P. (“Enterprise GTM”), which held approximately 58.6% of our outstanding common units as of that date, to be effective 20 calendar days after the date this information statement is sent or given to our unitholders. Consequently, no meeting of our common unitholders will be held to approve the Plans.

DISSENTER’S RIGHT OF APPRAISAL

Under Delaware law, unitholders are not entitled to dissenter’s rights of appraisal with respect to the above action.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of December 30, 2009, there were 57,676,987 common units issued and outstanding. Each holder of common units is entitled to one vote for each such common unit held by such holder. As of December 30, 2009, Enterprise GTM was the record owner of 33,783,587 common units, representing 58.6% of the issued and outstanding common units of Duncan Energy Partners. Enterprise GTM acquired the common units upon conversion of securities issued by us in connection with a contribution of assets by Enterprise GTM to us. Enterprise GTM, as the holder of a majority of our outstanding common units, has approved the Plans as described above.

Preemptive Rights.  Pursuant to our Partnership Agreement, no person, other than our General Partner, has any preemptive, preferential or other similar rights with respect to the issuance of our equity securities, including our common units. Our General Partner has the right, which it may assign to any of its affiliates, to purchase equity securities from us whenever, and on the same terms that, we issue equity securities to persons other than our General Partner and its affiliates, to the extent necessary for the General Partner and its affiliates to maintain their percentage ownership equal to that which immediately existed prior to the issuance of such equity securities. Our General Partner has waived its right with respect to our common units to be issued under the LTIP and UPP.

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information as of December 30, 2009, regarding each person known by the General Partner to beneficially own more than 5% of our common units.

		Amount and
		Nature of
	Name and Address	Beneficial	Percent
Title of Class	of Beneficial Owner	Ownership	of Class

Common units	Dan L. Duncan and affiliates(1) 1100 Louisiana Street, 10th Floor Houston, Texas 77002	34,368,640	59.6%

(1)	Please see the following table under “— Security Ownership of Management.”

Security Ownership of Management

The following table sets forth certain information regarding the beneficial ownership of our common units and the common units of Enterprise Products Partners L.P. (“EPD” or “Enterprise Products Partners”) as of December 30, 2009 by (i) our named executive officers, (ii) the current directors of DEP GP and (iii) the current directors and executive officers of DEP GP as a group. EPD owns 100% of the member interests of EPO, which in turn owns 100% of DEP GP and beneficially owns 58.6% of our common units as of December 30, 2009 through EPO’s indirect wholly-owned subsidiary, Enterprise GTM. EPO also retains varying ownership interests in the DEP I and DEP II Midstream Businesses.

All beneficial ownership information has been furnished by the respective directors or officers. Each person has sole voting and dispositive power over the securities shown unless indicated otherwise. The beneficial ownership amounts of certain individuals include options to acquire common units of Enterprise Products Partners L.P. that are exercisable within 60 days of the filing date of this information statement.

Mr. Duncan owns 50.4% of the voting stock of Enterprise Products Company (formerly named EPCO, Inc.)(“EPCO”) and, accordingly, exercises sole voting and dispositive power with respect to the common units of Enterprise Products Partners L.P. that are beneficially owned by EPCO and its affiliates. The remaining shares of EPCO capital stock are owned primarily by trusts for the benefit of Mr. Duncan’s family. The address of EPCO is 1100 Louisiana Street, 10th Floor, Houston, Texas 77002.

	Duncan Energy Partners L.P. Common Units		Enterprise Products Partners L.P. Common Units
	Amount and Nature of	Percent	Amount and Nature of	Percent of
Name of Beneficial Owner	Beneficial Ownership	of Class	Beneficial Ownership	Class

Dan L. Duncan:
Units owned by EPCO:
Through DFI Delaware Holdings, L.P.	—	—	130,506,142	21.4%
Through Enterprise GP Holdings L.P.	—	—	21,167,783	3.5%
Through EPCO Holdings, Inc.	99,453	*	6,182,354	1.0%
Through Duncan Family Interests, Inc.	—	—	6,775,839	1.9%
Units owned by EPO(1)	33,783,587	58.6%	—	—
Units owned by DD Securities LLC	103,100	*	1,392,686	*
Units owned by DFI GP Holdings L.P.	—	—	3,100,000	*
Units owned by Employee Partnerships(2)	—	—	1,623,654	*
Units owned by family trusts(3)	—	—	14,624,718	2.4%
Units owned personally	382,500	*	1,470,006	*
Class B units owned by Duncan Family Interests, Inc.(4)	—	—	4,520,431	*

Total for Dan L. Duncan	34,368,640	59.6%	191,363,613	31.3%

Richard H. Bachmann (CEO)(5)	14,172	*	233,238	*
W. Randall Fowler (CFO)(5)	2,000	*	153,674	*
A. James Teague	6,000	*	295,228	*
Michael A. Creel	7,500	*	248,868	*
Dr. Ralph S. Cunningham	3,000	*	70,739	*
Larry J. Casey	10,900	*	6,626	*
Joe D. Havens	11,664	*	207,658	*
William A. Bruckmann, III	4,500	*	4,800	*
William Ordemann(5)	3,810	*	167,119	*
Michael J. Knesek(5)	1,340	*	67,853	*
Bryan F. Bulawa	2,200	*	20,209	*
All current directors and executive officers of DEP GP, as a group (12 individuals in total)	34,435,726	59.7%	192,839,625 (6)	31.8%

*	Represents a beneficial ownership of less than 1% of class

(1)	These common units are owned directly by Enterprise GTM. EPO owns a 99% limited partner interest in Enterprise GTM and Enterprise GTMGP, LLC (“GTMGP”) owns a 1% general partner interest. GTMGP is a wholly-owned subsidiary of Enterprise Products GTM, LLC, which is a wholly-owned subsidiary of EPO.

(2)	As a result of EPCO’s ownership of the general partners of the Employee Partnerships, Mr. Duncan is deemed beneficial owner of the limited partner interests held by these entities.

(3)	Mr. Duncan is deemed beneficial owner of the limited partner interests held by certain family trusts, the beneficiaries of which are shareholders of EPCO.

(4)	The Class B units will automatically convert into the same number of common units on the date immediately following the payment date of the sixteenth quarterly distribution following the closing of the merger with TEPPCO Partners, L.P.

(5)	These individuals are Named Executive Officers of DEP GP.

(6)	Cumulatively, this group’s beneficial ownership amount includes 195,000 options to acquire Enterprise Products Partners common units that were issued under the 1998 Plan. These options vested in prior periods and remain exercisable within 60 days of the filing date of this information statement.

Equity Ownership Guidelines

On December 31, 2009, the Audit, Conflicts and Governance Committee (the “ACG Committee”) of the Board recommended to the Board, and effective on January 1, 2010, the Board adopted and approved, new equity ownership guidelines for our General Partner’s directors and executive officers in order to further align their interests and actions with the interests of our General Partner, us and our unitholders. Under the new guidelines:

•	each non-management director of our General Partner is required to own our common units having an aggregate value (as defined in the guidelines) of three times the dollar amount of such non-management director’s aggregate annual cash retainer for service on the Board paid for the most recently completed calendar year; and

•	each executive officer of our General Partner is required to own our common units having an aggregate value (as defined in the guidelines) of three times the dollar amount of such executive officer’s aggregate annual base salary for the most recently completed calendar year; provided, however, that the value of any units representing limited partnership interests in Enterprise Products Partners or Enterprise GP Holdings L.P. (each of which we refer to as an “Affiliated MLP”), owned by an executive officer of our General Partner who is also an executive officer of the general partner of such Affiliated MLP, shall be counted toward the equity ownership requirements set forth above.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

We do not directly employ any of the persons responsible for managing our partnership. Instead, we are managed by our General Partner, the executive officers of which are employees of EPCO, a privately-held company controlled by Dan L. Duncan. Our management, administrative and operating functions are primarily performed by employees of EPCO pursuant to an administrative services agreement (the “ASA”). Pursuant to the ASA, we reimburse EPCO for 100% of EPCO’s compensation costs related to our partnership.

Summary Compensation Table

The following table presents total compensation amounts, paid, accrued or otherwise expensed by us with respect to the years ended December 31, 2009, 2008 and 2007 for the CEO, CFO and three other most highly compensated executive officers of our General Partner as of December 31, 2009. Collectively, these five individuals were our “named executive officers” for 2009.

		Cash	Cash		Unit	Option	All Other
Name and		Salary	Bonus		Awards	Awards	Compensation	Total
Principal Position	Year	($)	($)(1)		($)(2)	($)(3)	($)(4)	($)

Richard H. Bachmann	2009	$129,000	TBD	(1)	$550,867	$133,080	$47,295	$860,242
(President and Chief	2008	159,688	106,250		972,925	35,700	59,055	1,333,618
Executive Officer)	2007	71,508	43,338		284,979	18,733	22,077	440,635
W. Randall Fowler	2009	55,781	TBD	(1)	262,684	65,416	21,660	405,541
(Executive Vice President	2008	63,594	43,750		459,152	17,850	20,882	605,228
and Chief Financial Officer)	2007	22,675	13,800		112,337	6,295	5,684	160,791
A. J. Teague(5)	2009	162,500	TBD	(1)	611,396	166,350	58,437	998,683
(Executive Vice President and Chief Commercial Officer)
William Ordemann(6)	2009	63,232	TBD	(1)	262,919	90,552	35,275	451,978
(Executive Vice President	2008	15,656	10,600		71,192	5,712	6,314	109,474
and Chief Operating Officer)
Michael J. Knesek	2009	50,700	TBD	(1)	158,996	54,064	17,099	280,859
(Senior Vice President,	2008	61,800	26,000		185,478	14,280	21,200	308,758
Controller and Principal	2007	22,089	9,000		69,381	6,030	5,814	112,314
Accounting Officer))

(1)	Amounts represent discretionary annual cash awards accrued with respect to the years presented. Cash awards are paid in February of the following year (e.g., the cash awards for 2008 were paid in February 2009). Specific bonus information for 2009 (to be paid in February 2010) has not yet been determined; therefore, it is not calculable as of the filing date for this Information Statement on Schedule 14C. This information is expected to be determined by March 1, 2010.

(2)	Amounts represent the aggregate grant date fair value of restricted unit and Employee Partnership profits interests awards granted during each year presented.

(3)	Amounts represent the aggregate grant date fair value of unit option awards granted during each year presented.

(4)	Amounts primarily represent (i) matching contributions under funded, qualified, defined contribution retirement plans, (ii) quarterly distributions paid on incentive plan awards and (iii) the imputed value of life insurance premiums paid on behalf of the officer.

(5)	Mr. Teague was elected our Chief Commercial Officer in July 2008. Mr. Teague devoted a minimal amount of his time to our business activities during 2008 and instead indirectly supervised the activities of other personnel who were more directly involved in our affairs.

(6)	Mr. Ordemann devoted a minimal amount of his time to our business activities during 2007 and instead indirectly supervised the activities of other personnel who were more directly involved in our affairs. As a result, Mr. Ordemann allocated a nominal amount of his compensation to us in 2007.

Each of the named executive officers continues to perform services for Enterprise Products Partners and/or other affiliates of EPCO. Our named executive officers devote less than a majority of their time to our matters and allocate less than a majority of their compensation to us. Under the ASA, the compensation costs of our named executive officers are allocated to us and our affiliates based on the estimated amount of time that each officer spends on our consolidated businesses in any fiscal year. These percentages are reassessed at least quarterly. The following table presents the average approximate amount of time devoted by each of our named executive officers to our businesses and those of our affiliates for each of the years presented.

		Duncan		Total
		Energy	EPCO and	Time
Named Executive Officer	Year	Partners L.P.	Other Affiliates	Allocated

Richard H. Bachmann	2009	20%	80%	100%
	2008	25%	75%	100%
	2007	12%	88%	100%
W. Randall Fowler	2009	11%	89%	100%
	2008	12%	88%	100%
	2007	5%	95%	100%
A. James Teague	2009	25%	75%	100%
William Ordemann	2009	16%	84%	100%
	2008	4%	96%	100%
Michael J. Knesek	2009	16%	84%	100%
	2008	20%	80%	100%
	2007	8%	92%	100%

Our named executive officers did not specifically allocate any of their time to the DEP I or DEP II Midstream Businesses prior to the respective dropdown transactions in February 2007 and December 2008. As a result, we cannot indicate the historical salaries or other elements of compensation that would have been allocated to us pursuant to the ASA had these businesses been owned by us for all periods presented.

Compensation Discussion and Analysis

With respect to our named executive officers, compensation paid or awarded by us for the last three fiscal years reflects only that portion of compensation paid by EPCO allocated to us pursuant to the ASA, including an allocation of a portion of the cost of equity-based long-term incentive plans of EPCO. Dan L. Duncan controls EPCO and has ultimate decision-making authority with respect to the compensation of our named executive officers. The following elements of compensation, and EPCO’s decisions with respect to determination of payments, are not subject to approvals by the Board or the ACG Committee of our General Partner. Equity awards under EPCO’s long-term incentive plans are approved by the ACG Committee of the respective issuer. We do not have a separate compensation committee.

As discussed below, the elements of EPCO’s compensation program, along with EPCO’s other rewards (e.g., benefits, work environment, career development), are intended to provide a total rewards package to employees. The compensation package is designed to reward contributions by employees in support of the business strategies of EPCO and its affiliates at both the partnership and individual levels. With respect to the three years ended December 31, 2009, EPCO’s compensation package for named executive officers did not include any elements based on targeted performance-related criteria.

The primary elements of EPCO’s compensation program are a combination of annual cash and long-term equity-based incentive compensation. For the three years ended December 31, 2009, the elements of compensation for the named executive officers consisted of the following:

•	Annual cash base salary;

•	Discretionary annual cash bonus awards;

•	Awards under long-term incentive arrangements; and

•	Other compensation, including very limited perquisites.

In order to assist Mr. Duncan and EPCO with compensation decisions, Mr. Creel and Mr. Cunningham (both Group Vice Chairmen for EPCO) and the senior vice president of Human Resources for EPCO formulate preliminary compensation recommendations for the named executive officers that are at the executive vice president level and above. Mr. Duncan, after consulting with the senior vice president of Human Resources for

EPCO, independently makes compensation decisions with respect to the named executive officers at the executive vice president level and above. With respect to our named executive officer that is a senior vice president, Messrs. Creel and Cunningham, after consultation with the senior vice president of Human Resources for EPCO, make compensation decisions regarding such individual. In making these compensation decisions, EPCO considers market data for determining relevant compensation levels and compensation program elements through the review of and, in certain cases, participation in, relevant compensation surveys and reports. These surveys and reports are conducted and prepared by a third-party compensation consultant.

Periodically, EPCO will engage a third-party consultant to review compensation elements provided to our executive officers. In 2009, EPCO engaged Hewitt & Associates (“Hewitt”) to review executive compensation relative to our industry. Hewitt provided comparative market data on compensation practices and programs for executive level positions based on an analysis of industry competitors and external trends. Neither we, nor EPCO, which engages the consultant, are aware of the identity of the companies whose data was used from the consultant’s proprietary data base for specific positions. EPCO uses the information provided in the Hewitt analysis to gauge whether compensation levels reported by the consultant are within the general ranges of compensation for EPCO employees in similar positions, but that comparison is only a factor taken into consideration and may or may not impact compensation of our executive officers, for which Dan L. Duncan has the ultimate decision-making authority. EPCO does not otherwise engage in benchmarking for the named executive officers’ positions.

Mr. Duncan and EPCO do not use any formula or specific performance-based criteria for our named executive officers in connection with determining compensation for services performed for us; rather, Mr. Duncan and EPCO determine an appropriate level and mix of compensation on a case-by-case basis. Further, there is no established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. However, some considerations that Mr. Duncan may take into account in making the case-by-case compensation determinations include total value of all elements of compensation and the appropriate balance of internal pay equity among executive officers. Mr. Duncan and EPCO also consider individual performance, levels of responsibility and value to the organization. All compensation determinations are discretionary and, as noted above, subject to Mr. Duncan’s ultimate decision-making authority, except for equity awards under EPCO’s long-term incentive plans, as discussed below.

We believe the absence of specific performance-based criteria associated with our cash compensation and equity awards, and the long-term nature of our equity awards, has the effect of not encouraging excessive risk taking by our executive officers in order to reach certain targets. Further, the practice of making compensation decisions on a case-by-case basis permits consideration of flexible criteria, including current overall market conditions.

The discretionary cash bonus awards paid to each of our named executive officers were determined by consultation, as appropriate, among Mr. Duncan, Mr. Creel, Mr. Cunningham, Mr. Bachmann and the senior vice president of Human Resources for EPCO, subject to Mr. Duncan’s final determination. These cash bonus awards, in combination with annual base salaries, are intended to yield competitive total cash compensation levels for the named executive officers and drive performance in support of our business strategies, as well as the performance of other EPCO affiliates for which the named executive officers perform services. It is EPCO’s general policy to pay these awards in February of each year.

The awards granted under EPCO’s long-term incentive plans to our named executive officers were determined by consultation among Mr. Duncan, Mr. Creel and the Senior Vice President of Human Resources for EPCO, and were approved by the ACG Committee of the respective issuer. In addition, our named executive officers are Class B limited partners in certain of the Employee Partnerships. Mr. Duncan approves the issuance of all limited partnership interests in the Employee Partnerships to our named executive officers. See “Summary of Long-Term Incentive Arrangements Underlying 2009 Award Grants” within this discussion of compensation of directors and executive officers for information regarding EPCO’s long-term incentive plans.

EPCO generally does not pay for perquisites for any of our named executive officers, other than reimbursement of certain parking expenses, and expects to continue its policy of covering limited perquisites allocable to our named executive officers. EPCO also makes matching contributions under its defined contribution plans for the benefit of our named executive officers in the same manner as it does for other EPCO employees.

EPCO does not offer our named executive officers a defined benefit pension plan. Also, none of our named executive officers had nonqualified deferred compensation during the three years ended December 31, 2009.

In December 2009, EPCO and the partners of each of the Employee Partnerships amended the partnership agreements of each of the Employee Partnerships to provide that the expected liquidation date for such Employee Partnership will be in February 2016. The extensions of the expected liquidation dates were intended to align the interests of the employee partners of the Employee Partnerships with the long-term interests of EPCO and other unitholders in the relevant underlying publicly traded partnerships, which also hold indirectly a significant ownership interest in both us and our subsidiaries.

Also in December 2009, the Board implemented certain equity ownership guidelines for directors and executive officers of our General Partner in order to further align their interests and actions with the interests of our partnership and its unitholders. See “Security Ownership of Management” within this Information Statement for additional information. Our compensation practices for our named executive officers are not expected to be impacted by this new policy.

We believe that each of the base salary, cash bonus awards, and long-term incentive awards fit the overall compensation objectives of us and of EPCO, as stated above (i.e., to provide competitive compensation opportunities to align and drive employee performance toward the creation of sustained long-term unitholder value, which will also allow us to attract, motivate and retain high quality talent with the skills and competencies required by us) and are designed to avoid risks that are likely to conflict with the partnership’s risk management policies.

Grants of Plan-Based Awards in Fiscal Year 2009

The following table presents information concerning each grant of a plan-based award made to a named executive officer in 2009 for which we will be allocated by EPCO our pro rata share under the ASA. The restricted unit and unit option awards granted during 2009 were under EPCO’s long-term incentive plans. See “Summary of Long-Term Incentive Arrangements Underlying 2009 Award Grants” within this discussion of compensation of directors and executive officers for additional information regarding the long-term incentive plans under which these awards were granted.

						Grant
					Exercise	Date Fair
					or Base	Value of
		Estimated Future Payouts Under			Price of	Unit and
		Equity Incentive Plan Awards			Option	Option
	Grant	Threshold	Target	Maximum	Awards	Awards
Name	Date	(#)	(#)	(#)	($/Unit)	($)(1)

Restricted unit awards:(2)
Richard H. Bachmann (CEO)	5/6/09	—	37,400	—	—	$186,402
W. Randall Fowler (CFO)	5/6/09	—	34,000	—	—	$90,024
A. James Teague	5/6/09	—	37,400	—	—	$233,002
William Ordemann	5/6/09	—	30,000	—	—	$119,616
Michael J. Knesek	5/6/09	—	12,500	—	—	$50,619

						Grant
					Exercise	Date Fair
					or Base	Value of
		Estimated Future Payouts Under			Price of	Unit and
		Equity Incentive Plan Awards			Option	Option
	Grant	Threshold	Target	Maximum	Awards	Awards
Name	Date	(#)	(#)	(#)	($/Unit)	($)(1)

Unit option awards:(3)
Richard H. Bachmann (CEO)	2/19/09	—	60,000	—	$22.06	$79,560
	5/6/09	—	60,000	—	$24.92	$53,520
W. Randall Fowler (CFO)	2/19/09	—	52,500	—	$22.06	$36,983
	5/6/09	—	60,000	—	$24.92	$28,433
A. James Teague	2/19/09	—	60,000	—	$22.06	$99,450
	5/6/09	—	60,000	—	$24.92	$66,900
William Ordemann	2/19/09	—	45,000	—	$22.06	$47,736
	5/6/09	—	60,000	—	$24.92	$42,816
Michael J. Knesek	2/19/09	—	30,000	—	$22.06	$32,321
	5/6/09	—	30,000	—	$24.92	$21,743
Profits interest awards:(4)
Richard H. Bachmann (CEO)	12/2/09	—	—	—	—	$364,465
W. Randall Fowler (CFO)	12/2/09	—	—	—	—	$172,660
A. James Teague	12/2/09	—	—	—	—	$378,394
William Ordemann	12/2/09	—	—	—	—	$143,303
Michael J. Knesek	12/2/09	—	—	—	—	$108,377

(1)	Amounts presented reflect that portion of grant date fair value allocable to us based on the average percentage of time each named executive officer spent on our consolidated business activities during 2009. Based on current allocations, we estimate that the consolidated compensation expense we record for each named executive officer with respect to these awards will equal these amounts over the vesting period.

(2)	Awards granted during 2009 were made under the Enterprise Products 1998 Long-Term Incentive Plan (“1998 Plan”).

(3)	Awards granted during 2009 were made under the Amended and Restated 2008 Enterprise Products Long-Term Incentive Plan (“2008 Plan”).

(4)	Awards represent each named executive officer’s share of the aggregate incremental fair value resulting from the extension of the vesting date (a material modification of the underlying awards) of each Employee Partnership to February 2016.

The grant date fair value amounts presented in the table are based on certain assumptions and considerations made by management. We account for such awards under the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock-Based Compensation (“ASC 718”).

Summary of Long-Term Incentive Arrangements Underlying 2009 Award Grants

The following information summarizes the principal types of awards granted to our named executive officers under EPCO’s long-term incentive plans. These plans provide for incentive awards to EPCO’s key employees who perform management, administrative or operational functions for us or our affiliates.

Awards granted under the 1998 Plan may be in the form of unit options, restricted units, phantom units and distribution equivalent rights (“DERs”). Awards granted under the 2008 Plan may be in the form of unit options, restricted units, phantom units and DERs. As of December 31, 2009, no phantom unit awards or associated DERs have been granted under the EPCO plans to the named executive officers. No awards with respect to our common units have been granted in connection with these long-term incentive plans.

As additional long-term incentive arrangements, EPCO granted its key employees who perform services on behalf of us, EPCO and other affiliated companies, “profits interests” in certain limited partnerships (the “Employee Partnerships”), which are private company affiliates of EPCO. The employees were issued Class B limited partner interests and admitted as Class B limited partners in the Employee Partnerships without any capital contributions.

Restricted unit awards.  Restricted unit awards allow recipients to acquire common units of Enterprise Products Partners (at no cost to the recipient) once a defined vesting period expires, subject to certain forfeiture provisions. The restrictions on such awards generally lapse four years from the date of grant. The fair value of restricted units is based on the market price per unit of the underlying security on the date of grant, net of an allowance for estimated forfeitures. Each recipient is also entitled to cash distributions equal to the product of the number of restricted units outstanding for the participant and the cash distribution per unit paid by the respective issuer.

Unit option awards.  Under the EPCO plans, non-qualified incentive options to purchase a fixed number of common units of Enterprise Products Partners may be granted to key employees of EPCO. When issued, the exercise price of each option grant is equivalent to the market price of the underlying equity on the date of grant. In general, options granted under the EPCO plans have a vesting period of four years and remain exercisable for five to ten years, as applicable, from the date of grant.

The fair value of each unit option is estimated on the date of grant using the Black-Scholes option pricing model, which incorporates various assumptions including expected life of the options, risk-free interest rates, expected distribution yield on our common units, and expected unit price volatility of our common units. In general, our assumption of expected life of the options represents the period of time that the options are expected to be outstanding based on an analysis of historical option activity. Our selection of the risk-free interest rate is based on published yields for U.S. government securities with comparable terms. The expected distribution yield and unit price volatility is estimated based on several factors, which include an analysis of our historical unit price volatility and distribution yield over a period equal to the expected life of the option.

Profits interests awards.  Profits interest awards entitle each holder to participate in the expected long-term appreciation in value of the equity securities owned by each Employee Partnership. The Employee Partnerships in which the named executive officers participate own either units of Enterprise GP Holdings or Enterprise Products Partners or a combination of both.

Each Employee Partnership has a single Class A limited partner, which is a privately-held indirect subsidiary of EPCO, and a varying number of Class B limited partners. At formation, the Class A limited partner either contributes cash or limited partner units it owns to the Employee Partnership. If cash is contributed, the Employee Partnership uses these funds to acquire limited partner units on the open market. In general, the Class A limited partner earns a preferred return (either fixed or variable depending on the partnership agreement) on its investment (“Capital Base”) in the Employee Partnership and residual quarterly cash amounts, if any, are distributed to the Class B limited partners. Upon liquidation, Employee Partnership assets having a fair market value equal to the Class A limited partner’s Capital Base, plus any preferred return for the period in which liquidation occurs, will be distributed to the Class A limited partner. Any remaining assets will be distributed to the Class B limited partner(s) as a residual profits interest.

The estimated grant date fair values of the profits interests awards were determined using a Black-Scholes option pricing model and reflect adjustments for forfeitures, regrants and other modifications. The profits interests awards are subject to forfeiture.

The following table presents each named executive officer’s share of the total profits interest in the Employee Partnerships at December 31, 2009:

	Percentage Ownership of Class B Interests
	EPE	EPE	Enterprise	EPCO
Named Executive Officer	Unit I	Unit III	Unit	Unit

Richard H. Bachmann (CEO)	9.3%	8.9%	10.3%	20.0%
W. Randall Fowler (CFO)	6.2%	8.9%	8.2%	20.0%
A. James Teague	6.2%	7.4%	10.3%	20.0%
William Ordemann	3.1%	5.2%	8.2%	—
Michael J. Knesek	3.1%	3.7%	5.1%	—

Equity Awards Outstanding at December 31, 2009

The following tables present information concerning each named executive officer’s long-term incentive awards outstanding at December 31, 2009. The referenced units in the table below are common units of Enterprise Products Partners. We expect to be allocated our pro rata share of the expense associated with such awards under the ASA. As a result, the gross amounts listed in the tables do not represent the amount of expense we expect to recognize in connection with these awards.

		Option Awards			Unit Awards
		Number of				Market
		Units			Number	Value
		Underlying	Option		of Units	of Units
		Options	Exercise	Option	That Have	That Have
	Vesting	Unexercisable	Price	Expiration	Not Vested	Not Vested
Name	Date	(#)	($/Unit)	Date	(#)(2)	($)(3)

Restricted unit awards:
Richard H. Bachmann (CEO)	Various(1)	—	—	—	104,000	$3,266,640
W. Randall Fowler (CFO)	Various(1)	—	—	—	91,100	$2,861,451
A. James Teague	Various(1)	—	—	—	104,000	$3,266,640
William Ordemann	Various(1)	—	—	—	86,100	$2,704,401
Michael J. Knesek	Various(1)	—	—	—	36,300	$1,140,183
Unit option awards:
Richard H. Bachmann:
August 4, 2005 option grant	8/04/09	35,000	26.47	8/04/15	—	—
May 1, 2006 option grant	5/01/10	40,000	24.85	5/01/16	—	—
May 29, 2007 option grant	5/29/11	60,000	30.96	12/31/12	—	—
May 22, 2008 option grant	5/22/12	60,000	30.93	12/31/13	—	—
February 19, 2009 option grant	2/19/13	60,000	22.06	12/31/14	—	—
May 6, 2009 option grant	5/6/13	60,000	24.92	12/31/14	—	—
W. Randall Fowler (CFO):
August 4, 2005 option grant	8/04/09	25,000	26.47	8/04/15	—	—
May 1, 2006 option grant	5/01/10	40,000	24.85	5/01/16	—	—
May 29, 2007 option grant	5/29/11	45,000	30.96	12/31/12	—	—
May 22, 2008 option grant	5/22/12	60,000	30.93	12/31/13	—	—
February 19, 2009 option grant	2/19/13	52,500	22.06	12/31/14	—	—
May 6, 2009 option grant	5/6/13	60,000	24.92	12/31/14	—	—
A. James Teague:
August 4, 2005 option grant	8/04/09	35,000	26.47	8/04/15	—	—
May 1, 2006 option grant	5/01/10	40,000	24.85	5/01/16	—	—
May 29, 2007 option grant	5/29/11	60,000	30.96	12/31/12	—	—
May 22, 2008 option grant	5/22/12	60,000	30.93	12/31/13	—	—
February 19, 2009 option grant	2/19/13	60,000	22.06	12/31/14	—	—
May 6, 2009 option grant	5/6/13	60,000	24.92	12/31/14	—	—
William Ordemann:
May 10, 2004 option grant	5/10/08	25,000	20.00	5/10/14	—	—
August 4, 2005 option grant	8/04/09	25,000	26.47	8/04/15	—	—
May 1, 2006 option grant	5/01/10	30,000	24.85	5/01/16	—	—
May 29, 2007 option grant	5/29/11	30,000	30.96	12/31/12	—	—
May 22, 2008 option grant	5/22/12	60,000	30.93	12/31/13	—	—
February 19, 2009 option grant	2/19/13	45,000	22.06	12/31/14	—	—
May 6, 2009 option grant	5/6/13	60,000	24.92	12/31/14	—	—

		Option Awards			Unit Awards
		Number of				Market
		Units			Number	Value
		Underlying	Option		of Units	of Units
		Options	Exercise	Option	That Have	That Have
	Vesting	Unexercisable	Price	Expiration	Not Vested	Not Vested
Name	Date	(#)	($/Unit)	Date	(#)(2)	($)(3)

Michael J. Knesek:
August 4, 2005 option grant	8/04/09	15,000	26.47	8/04/15	—	—
May 1, 2006 option grant	5/01/10	30,000	24.85	5/01/16	—	—
May 29, 2007 option grant	5/29/11	30,000	30.96	12/31/12	—	—
May 22, 2008 option grant	5/22/12	30,000	30.93	12/31/13	—	—
February 19, 2009 option grant	2/19/13	30,000	22.06	12/31/14	—	—
May 6, 2009 option grant	5/6/13	30,000	24.92	12/31/14	—	—

(1)	Of the 421,500 restricted unit awards presented in the table, 50,400 vest in 2010, 98,800 vest in 2011, 121,000 vest in 2012 and 151,300 vest in 2013.

(2)	Amounts represent total number of restricted unit awards granted to named executive officer.

(3)	Amounts derived by multiplying the total number of restricted unit awards outstanding for each named executive officer by the closing price of Enterprise Products Partners’ common units at December 31, 2009 of $31.41 per unit.

The following table presents information concerning each named executive officer’s nonvested profits interest awards at December 31, 2009:

		Option Awards			Unit Awards
		Number of				Market
		Units			Number	Value
		Underlying	Option		of Units	of Units
		Options	Exercise	Option	That Have	That Have
	Vesting	Unexercisable	Price	Expiration	Not Vested	Not Vested
Name	Date	(#)	($/Unit)	Date	(#)	($)

EPE Unit I:
Richard H. Bachmann (CEO)	11/09/12	—	—	—	—	$1,651,767
W. Randall Fowler (CFO)	11/09/12	—	—	—	—	1,109,396
A. James Teague	11/09/12	—	—	—	—	1,109,396
William Ordemann	11/09/12	—	—	—	—	554,698
Michael J. Knesek	11/09/12	—	—	—	—	554,698
Enterprise Unit:
Richard H. Bachmann (CEO)	2/20/14	—	—	—	—	654,863
W. Randall Fowler (CFO)	2/20/14	—	—	—	—	523,890
A. James Teague	2/20/14	—	—	—	—	654,863
William Ordemann	2/20/14	—	—	—	—	523,890
Michael J. Knesek	2/20/14	—	—	—	—	327,431
EPCO Unit:
Richard H. Bachmann (CEO)	11/13/13	—	—	—	—	47,506
W. Randall Fowler (CFO)	11/13/13	—	—	—	—	47,506
A. James Teague	11/13/13	—	—	—	—	47,506

The profits interest awards of the remaining Employee Partnerships had no market (or assumed liquidation) value at December 31, 2009 due to a decrease in the market value of the limited partner interests owned by each Employee Partnership since formation.

Option Exercises and Units Vested

The following table presents the exercise of unit options by and vesting of restricted units (in each case, including common units of Enterprise Products Partners, not Duncan Energy Partners) to our named executive officers during the year ended December 31, 2009 for which we were historically responsible for a share of the related expense of such awards.

	Option Awards		Unit Awards
	Number of	Gross	Number of	Gross
	Units	Value	Units	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)(1)	(#)	($)(2)

Richard H. Bachmann (CEO)	35,000	$330,400	10,000	$280,500
W. Randall Fowler (CFO)	10,000	$93,200	6,000	$168,300
A. James Teague	35,000	$326,200	10,000	$280,500
William Ordemann	—	$—	16,000	$451,900
Michael J. Knesek	10,000	$93,200	5,000	$140,250

(1)	Amount determined by multiplying (i) the number of units acquired on exercise of the options by (ii) the difference between the closing price of Enterprise Products Partners’ common units on the date of exercise and the exercise price.

(2)	Amount determined by multiplying the number of restricted unit awards that vested during 2009 by the closing price of Enterprise Products Partners’ common units on the date of vesting.

Compensation Committee Report

We do not have a separate compensation committee. In addition, we do not directly employ or compensate our named executive officers. Rather, under the ASA, we reimburse EPCO for the compensation of our executive officers. Accordingly, to the extent that decisions are made regarding the compensation policies pursuant to which our named executive officers are compensated, they are made by Mr. Duncan and EPCO alone (except for equity awards, as previously noted), and not by our Board.

In light of the foregoing, the Board has reviewed and discussed with management the Compensation Discussion and Analysis set forth above and determined that it be included in this Information Statement on Schedule 14C.

Submitted by:	Dan L. Duncan Richard H. Bachmann W. Randall Fowler A.J. Teague Michael A. Creel Dr. Ralph S. Cunningham William A. Bruckmann, III Larry J. Casey Joe D. Havens Richard S. Snell

Notwithstanding anything to the contrary set forth in any previous filings under the Securities Act, as amended, or the Exchange Act, as amended, that incorporate future filings, including this Information Statement on Schedule 14C, in whole or in part, the foregoing report shall not be incorporated by reference into any such filings.

Director Compensation

Neither we nor DEP GP provide any additional compensation to employees of EPCO who serve as directors of DEP GP. The following table presents information regarding compensation to the independent directors of our General Partner, Messrs. Bruckmann, Havens and Casey, during the year ended December 31, 2009. Mr. Snell was elected as a director of our General Partner effective January 1, 2010 and therefore did not receive any compensation for service on the Board in 2009.

Fees Earned
or Paid
in Cash
Name	($)

William A. Bruckmann, III	$90,000
Joe D. Havens	$75,000
Larry J. Casey	$75,000

For 2009, the independent directors were compensated for their services as follows: (i) each received a $75,000 cash retainer annually and (ii) if the individual served as chairman of a committee of the Board, then he received an additional $15,000 in cash annually. Effective January 1, 2010, the annual compensation arrangements for our independent directors changed to the following:

•	Each independent director will receive $75,000 in cash annually;

•	If the individual serves as chairman of a committee of the Board of Directors, then he will receive an additional $15,000 in cash annually;

•	Each independent director will receive a meeting fee of $1,500 in cash for each meeting of the Board attended. In addition, each independent director will receive a meeting fee of $1,500 in cash for each meeting of a duly appointed committee of the Board attended, provided that he is duly elected or appointed to the committee; and

•	Each independent director shall receive an annual grant of our common units having a fair market value, based on the closing price of our common units on the trading day immediately preceding the date of grant, of $40,000.

ACG Committee

The sole committee of the Board is its ACG Committee. Effective January 1, 2010, the ACG Committee members are Messrs. William A Bruckmann, Joe D. Havens, Larry J. Casey and Richard S. Snell. The Board has affirmatively determined that the members of the ACG Committee are independent directors pursuant to the NYSE listing standards, meaning such persons do not have any material relationship with us, our General Partner or any of our subsidiaries that would interfere with their exercise of independent judgment (either directly or as a partner, unitholder or officer of an organization that has a material relationship with us, our General Partner or any of our subsidiaries). The ACG Committee will have authority to approve awards granted under our long-term incentive plans.

Compensation Committee Interlocks and Insider Participation

As discussed above, we do not have a compensation committee. The sole committee of the Board is the ACG Committee which has limited authority to approve awards granted under our LTIP. The members of the ACG Committee are Messrs. Bruckmann, Havens, Casey and (effective as of January 1, 2010) Snell, all of which are independent directors. There were no compensation committee interlocks or insider participation during 2009.

ADOPTION OF EQUITY COMPENSATION PLANS

The Plans were adopted pursuant to the written consent of holders of a majority of the outstanding common units on December 30, 2009. Notwithstanding the execution and delivery of the written consents described above, under applicable securities regulations, the Plans may not become effective until at least 20 calendar days after the date this information statement is sent or given to our unitholders. Therefore, the earliest possible date on which the Plans can become effective is February 11, 2010. We intend to file a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-8, to register the common units authorized to be granted under the Plans.

Description of the 2010 Duncan Energy Partners L.P. Long-term Incentive Plan (“LTIP”)

The following description is a summary of the principal provisions of the LTIP. A copy of the LTIP is attached to this information statement as Annex A, and you should refer to the LTIP for further details of the plan and awards that may be made thereunder. This summary is qualified in its entirety by reference to Annex A.

General.  The LTIP provides for awards of (i) options to purchase common units, (ii) restricted common units, (iii) common unit appreciation rights (“CUARs”), (iv) phantom units and (v) distribution equivalent rights (“DERs”) to employees, directors or consultants providing services for or on behalf of us and our subsidiaries. As described above under “Compensation of Directors and Executive Officers,” we have no employees and do not directly employ any of the persons responsible for managing our partnership. Instead, we are managed by our General Partner, the executive officers of which are employees of Enterprise Products Company (formerly named EPCO, Inc.), a private company affiliate controlled by Mr. Dan L. Duncan (“EPCO”), with all of our management, administrative and operating functions performed either by employees of EPCO pursuant to our administrative services agreement or by other service providers. As such, the LTIP is designed to reward the employees of EPCO and its affiliates, the directors of the General Partner and consultants providing services for or on behalf of us and our subsidiaries. We believe that the LTIP will provide an opportunity for participants to acquire or increase their equity interests in us and to provide a means whereby they may develop a sense of proprietorship and personal involvement in our development and financial success, and will encourage them to remain with EPCO and its affiliates and to devote their best efforts to EPCO, our General Partner and us.

Administration.  The LTIP will be administered by the Audit, Conflicts and Governance Committee (the “Committee”) of the Board of our General Partner or such other committee of the Board as may be appointed to administer the LTIP, provided that the Audit, Conflicts and Governance Committee or any such other committee constituting the Committee is composed solely of two or more non-employee directors (as defined in Rule 16b-3 promulgated by the SEC).

Subject to the terms of the LTIP and applicable law, and in addition to other express powers and authorizations granted to the Committee by the LTIP, the Committee will have full power and authority to: (i) designate participants; (ii) determine the type or types of awards to be granted to any participant; (iii) determine the number of common units to be covered by awards; (iv) determine the terms and conditions of any award (including but not limited to any performance requirements for such award); (v) determine whether, to what extent, and under what circumstances awards may be settled, exercised, canceled, or forfeited; (vi) interpret and administer the LTIP and any instrument or agreement relating to an award made under the LTIP; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the LTIP; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the LTIP.

The Committee may delegate to any employees of EPCO its administrative duties under the LTIP (excluding its granting authority) pursuant to conditions or limitations as the Committee may establish. The Committee may also engage or authorize the engagement of a third-party administrator to carry out administrative functions under the LTIP. No member of the Committee, nor any employee of EPCO to whom the Committee has delegated powers in accordance with LTIP, will be liable for any action, omission, determination or interpretation made in good faith in connection with the performance of duties under the

LTIP, and EPCO, the General Partner and we will, in addition to any other rights of such persons, hold harmless such persons with respect to any such action, omission, determination or interpretation.

Eligibility.  Any (i) employee of EPCO or an affiliate who performs services for or on behalf of us or our subsidiaries, (ii) “non-employee director,” as defined in Rule 16b-3, of the General Partner, and (iii) individual, other than an employee or a director, providing bona fide services to us or any of our subsidiaries as a consultant or advisor are eligible to receive awards under the LTIP, provided that for consultants, the grant of an award to such person could not reasonably be expected to result in adverse federal income tax consequences under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to Committee determination of grantees, we estimate there are currently approximately 2,000 eligible participants for grants under the LTIP.

Units Subject to the LTIP.  The maximum number of common units with respect to which awards may be granted under the LTIP is 500,000, subject to adjustment as described below if there is a change in common units, such as a unit split or other transaction that increases (or decreases) the number of common units outstanding. Notwithstanding the foregoing, there are no limitations on the number of awards that may be granted under the LTIP and are payable solely in cash.

Common units issued in connection with awards under the LTIP may be common units acquired in the open market, common units acquired from an affiliate (including us) or other person, or any combination of the foregoing, as determined by the Committee in its discretion. If, at the time of exercise by a participant of all or a portion of such participant’s award, EPCO determines to acquire common units in the open market and it is prohibited, under applicable law, or the rules and/or regulations promulgated by the Securities and Exchange Committee or the New York Stock Exchange or the policies of EPCO or an affiliate, from acquiring common units in the open market, delivery of any common units to the participant in connection with such participant’s exercise of an award may be delayed until such reasonable time as EPCO is entitled to acquire, and does acquire, common units in the open market.

If an award under the LTIP is forfeited, exercised, paid or otherwise terminates or is cancelled without delivery of common units, such common units subject to the award will be available for future grants under the LTIP. Common units withheld to satisfy tax withholding obligations will not be considered to have been delivered under the LTIP. The Committee may from time to time adopt and observe such rules and procedures concerning the counting of common units against the LTIP maximum or any sublimit as it may deem appropriate, including rules more restrictive to the extent necessary to satisfy the requirements of any national securities exchange on which the common units are listed or any applicable regulatory requirement.

Types of Awards.  The LTIP provides for awards of (i) options to purchase common units, (ii) restricted common units, (iii) CUARs, (iv) phantom units and (v) DERs to eligible participants. All awards, further described below, are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Committee, in its discretion, subject to such limitations that are set forth in the LTIP. The number of common units subject to any award is also determined by the Committee in its discretion. The Committee will also have the authority to determine the recipients to whom options shall be granted, provided that for purposes of compliance with Section 409A of the Code, only employees of us and our 50% owned subsidiaries are eligible for awards of options or CUARs. Because we and our subsidiaries have no employees, we do not expect to grant options or CUARs pursuant to the LTIP at this time.

Options.  The purchase price per common unit purchasable under an option shall be determined by the Committee at the time the option is granted, but may not be less than 100% of the Fair Market Value (defined below) per common unit as of the date of grant.

Restricted Units.  A restricted unit is a common unit granted under the LTIP that is subject to forfeiture provisions and restrictions on its transferability. The Committee will determine whether any distributions made by us with respect to the restricted units are payable with respect to, and/or accrue on, such restricted units and, if payable and/or accrued, whether such distributions shall be subject to forfeiture and/or other restrictions. If distributions are to be forfeited and/or otherwise restricted, such restrictions (including forfeitures, if any) shall be determined in the sole discretion of the Committee.

Common Unit Appreciation Rights.  A CUAR is an award that, upon exercise, entitles the holder to receive the excess, or such designated portion of the excess not to exceed 100%, of the Fair Market Value of a common unit on the exercise date over the grant price established for such CUAR. Such excess may be paid in cash and/or in common units as determined by the Committee in its discretion and set forth in the award agreement. The exercise price per CUAR shall be not less than 100% of its Fair Market Value as of the date of grant. The term of a CUAR may not exceed 10 years.

Phantom Units.  A phantom unit is a notional or phantom unit granted under the LTIP which upon vesting entitles the holder to receive an amount of cash equal to the Fair Market Value of one common unit or, in the discretion of the Committee, one common unit.

Distribution Equivalent Rights.  A DER is a contingent right to receive an amount of cash equal to all or a designated portion (whether by formula or otherwise) of the cash distributions made by us with respect to a common unit during a specified period. To the extent DERs are subject to any payment restrictions, any amounts not previously paid shall be paid to the participant at the time the payment restrictions lapse.

Fair Market Value.  Fair Market Value of a common unit means the closing sales price of a common unit on the principal national securities exchange or other market in which trading in common units occurs on the applicable date (or if there is no trading in the common units on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). In the event common units are not publicly traded on a national securities exchange or other market at the time a determination of Fair Market Value is required to be made hereunder, the determination of Fair Market Value will be made in good faith by the Committee.

Limits on Awards.  Each option shall be exercisable only by the participant during the participant’s lifetime, or by the person to whom the participant’s rights shall pass by will or the laws of descent and distribution. No award and no right under any such award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the EPCO or any affiliate. Notwithstanding the foregoing, to the extent specifically provided by the Committee with respect to an award, an award may be transferred by a participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.

Adjustments.  The LTIP provides that in the event that the Committee determines that any distribution, recapitalization, split, reverse split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common units, issuance of warrants or other rights to purchase common units or other securities, or other similar transaction or event affects our outstanding common units such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the LTIP, then the Committee will make appropriate equitable adjustments to (i) the number and type of common units (or other securities or property) with respect to which awards may be granted, (ii) the number and type of common units (or other securities or property) subject to outstanding awards, and (iii) the grant or exercise price with respect to any award, or make provision for a cash payment to the holder of an outstanding award. The Committee will not make any such adjustments to the extent that such action would cause (a) the application of Section 409A of the Code to the award or (b) create adverse tax consequences under Section 409A of the Code should that Code section apply to the award.

Amendment and Termination.  Except as required by applicable law or the rules of the principal securities exchange on which the common units are traded, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the LTIP in any manner, including increasing the number of common units available for awards under the LTIP, without the consent of any partner, participant, other holder or beneficiary of an award, or other person. The Committee may also, in its discretion, waive any conditions or rights under, amend any terms of, or alter any award theretofore granted, provided no change, other than pursuant to the following paragraph, in any award shall materially reduce the benefit to participant without the consent of such participant.

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria (if any) included in, awards in recognition of unusual or significant events affecting us or our the financial statements, of changes in applicable laws, regulations or accounting principles, or a change in control of EPCO (as determined by its board of directors) or us (as determined by the Committee), whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the LTIP. Such adjustments may include, without limitation, extending the exercisability of an award, accelerating the vesting or exercisability of an award, accelerating the date on which the award will terminate and/or canceling awards by the issuance or transfer of common units having a value equal to the option’s positive “spread.”

Duration.  Once effective, the LTIP will continue until the earliest of (i) all available common units under the LTIP have been issued to participants, (ii) the termination of the LTIP by action of the Board or the Committee or (iii) the 10th anniversary of the date of the approval by the holders of common units of the LTIP (or such earlier anniversary, if any, required by the rules of the securities exchange on which the common units are traded). However, unless otherwise expressly provided in the LTIP or in an applicable award agreement, any award granted prior to such termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such award or to waive any conditions or rights under such award, shall extend beyond such termination date.

Tax Effects of Awards under the LTIP.  The following is a general description of the federal income tax consequences of awards granted under the LTIP.

There are no federal income tax consequences to optionees or us upon the grant of an option to purchase common units under the LTIP. Generally, upon the exercise of an option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise equal to the excess of the fair market value of the common units on the date of exercise over the option price paid for the common units, and we will generally be entitled to a corresponding federal income tax deduction at the same time.

The recipient of a restricted unit award will not recognize income at the time of the award, assuming the restrictions applicable to such award constitute a substantial risk of forfeiture for federal income tax purposes and the recipient does not elect with respect to restricted units to accelerate income taxation to the date of the grant. When such forfeiture restrictions lapse, the recipient will recognize ordinary compensation income equal to the fair market value of the common units on the date the forfeiture restrictions lapse, and we will generally be entitled to a corresponding federal income tax deduction at the same time.

The recipient of a CUAR or DER will not recognize income at the time of the award. Upon exercise of a CUAR or distribution with respect to a DER, the recipient will recognize ordinary compensation income equal to the fair market value of any cash or units received, and we will generally be entitled to a corresponding federal income tax deduction at the same time.

The recipient of a phantom unit award will not recognize income at the time of the award, but will recognize ordinary income equal to the fair market value of the underlying common units on the date they are issued to the recipient following vesting, and we will generally be entitled to a corresponding federal income tax deduction at the same time.

LTIP Benefits.  Because awards under the LTIP are granted at the discretion of the Committee, future benefits under the LTIP are not currently determinable. No previous grants under the LTIP have been authorized or approved.

Description of the UPP

The following description is a summary of the principal provisions of the UPP. A copy of the UPP is attached to this information statement as Annex B, and you should refer to the UPP for further details of the plan. This summary is qualified in its entirety by reference to Annex B.

General.  The UPP provides for any eligible employee, as described below, to elect to have his/her employer withhold on an after-tax basis 1% to 10% from eligible compensation for each pay period for the purchase of common units; provided, however, if an eligible employee has also elected to participate in the Enterprise Unit Purchase Plan (as such plan may be amended, supplemented or succeeded from time to time by any similar unit purchase plan available to employees of EPCO), then the amount withheld from his/her eligible compensation shall not exceed 15% in the aggregate for both the Enterprise Unit Purchase Plan (as may be so amended, supplemented or succeeded) and the UPP, and the eligible employee may not be enrolled nor increase his/her election until such election is adjusted by the eligible employee to assure that such aggregate 15% limit is not exceeded. Subject to certain restrictions for restricted participants, an eligible employee may cancel or change, within the limitations under the UPP, the withholding election at any time. Contributions under the UPP may only be made through payroll deductions.

We believe that the UPP will provide an opportunity for participants to acquire or increase their equity interests in us and to provide a means whereby they may develop a sense of proprietorship and personal involvement in our development and financial success, and will encourage them to devote their best efforts to EPCO, the General Partner and us.

Administration.  The UPP will be administered a committee (the “Committee”) appointed by any Chairman, Group Chairman, Co-Chairman, Group Co-Chairman, Vice Chairman or Group Vice Chairman of EPCO to administer the UPP. A majority of the Committee will constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts approved writing by a majority of the Committee members, will be the acts of the Committee.

Subject to the terms of the UPP and applicable law, and in addition to other express powers and authorizations granted to the Committee by the UPP, the Committee will have the sole power, authority and discretion to: (i) determine which persons are eligible employees who may participate; (ii) determine the number of common units to be purchased by a participant; (iii) determine the time and manner for purchasing common units; (iv) interpret, construe and administer the UPP, including without limitation, determining the blackout periods and which participants are restricted participants; (v) establish, amend, suspend, or waive such rules and regulations and appoint such agents as the Committee deems appropriate for the proper administration of the UPP; (vi) make a determination as to the right of any person to receive common units under the UPP; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the UPP. No member of the Committee will be liable for any action, omission, determination or interpretation made in good faith, and EPCO and we will, in addition to any other rights of such persons, hold harmless such persons with respect to any such action, omission, determination or interpretation.

We intend to engage a custodian (“Custodian”) to perform administrative services for the UPP and to hold cash and common units, as provided in the services agreement with such Custodian.

Eligibility.  Eligible persons for participation in the plan include any person who is a regular, active, full-time employee of EPCO (or any affiliate the Committee has designated as a participating entity) and whose regularly scheduled work week is at least 30 hours per week, but excluding (i) any such employee covered by a collective bargaining agreement unless such bargaining agreement provides for his/her participation in the UPP, (ii) any temporary, project or leased employee or any nonresident alien and (iii) any employee who owns interests or stock, as applicable, possessing 5% or more of the total combined voting power or value of all classes of equity interests in either us, EPCO or any other designated employer. Eligible persons described above may enroll in the UPP on or after the first day of the month following the date on which the employee becomes an eligible employee. Subject to Committee determination of eligible employees, we estimate that there are currently approximately 6,100 employees eligible to participate in the UPP. As previously described, we have no employees and do not directly employ any of the persons responsible for managing our partnership. Instead, we are managed by our General Partner, the executive officers of which are employees of EPCO, a private company affiliate controlled by Mr. Dan L. Duncan, with all of our management, administrative and operating functions performed either by employees of EPCO and certain of its affiliates pursuant to our administrative services agreement or by other service providers.

Employees participating in the UPP who have the title of vice president or above with EPCO or an affiliate (regardless of location), and each other employee who is a Houston corporate office employee, are restricted participants. Restricted participants are subject to the following restrictions: (i) no common units may be sold by or for the benefit of a restricted participant during either (A) a blackout period consisting of all periods during the year other than each 60-day period beginning on the second business day following a public announcement of our financial results (a “Company Blackout Period”) or (B) a blackout period established by the Committee (a “Plan Blackout Period”); (ii) a restricted participant may not join the UPP or increase his/her contribution percentage during a Plan Blackout Period (but may join the DRIP during a Company Blackout Period or a Plan Blackout Period); and (iii) if a restricted participant elects to withdraw from the UPP or decrease his/her contribution percentage, the restricted participant must wait three months before rejoining the UPP or increasing his/her contribution percentage, as the case may be. If the three-month restricted period in clause (iii) would expire during a Plan Blackout Period, such restricted period will automatically continue with respect to such restricted participant until the end of that Plan Blackout Period.

Units Subject to the UPP.  The maximum number of common units that may be delivered under the UPP is 500,000, subject to adjustments in kind as the Committee deems appropriate in the event any change is made to the common units deliverable under the UPP or to prevent the delivery of fractional units.

As soon as reasonably practicable following the end of each three-month period ending on the last day of each January, April, July or October, or such other periods as designated by the Committee (the “Purchase Period”), the Custodian will purchase from us the number of common units that can be acquired with the sum of (i) the total amount withheld from the participants’ eligible compensation during such Purchase Period, (ii) the Employee Discount Amount (defined below) for such Purchase Period and (iii) any interest or dividends that may be received by the Custodian from a money market fund investment on the amounts remitted to the Custodian with respect to that Purchase Period. The Employee Discount Amount is the amount paid by the employers each Purchase Period, equal to 10% of the quotient of (x) the total amount withheld from the participants’ eligible compensation during such Purchase Period, divided by (y) 0.90. If the Custodian is directed to purchase our common units in the open market, the price of the common units allocated to each affected Participant for a Purchase Period will be based on the weighted average of the purchase prices actually paid for the common units acquired for such Purchase Period. If common units are purchased directly from us or an employer, the price of such common units will be the Fair Market Value.

Fair Market Value.  Fair Market Value of a common unit means the closing sales price of a common unit on the applicable purchase date (or if there is no trading in common units on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). In the event common units are not publicly traded at the time a determination of Fair Market Value is required to be made under the UPP, the determination of Fair Market Value will be made in good faith by the Committee.

Eligible Employee Account.  A separate account for each electing eligible employee will be maintained reflecting the aggregate amount of eligible compensation that has been withheld and the Employee Discount Amount that have not yet applied to the purchase of common units for such eligible employee. This account will be credited with the common units purchased for the participant under the UPP, including any common units purchased on his/her behalf pursuant to the DRIP, if applicable, by the Custodian with cash distributions on the common units held for the participant by the Custodian. Amounts of eligible compensation withheld will not be segregated from the general assets of the employer and will not bear interest. The employer will remit to the Custodian within a reasonable time after the end of each Purchase Period (i) all amounts of eligible compensation that have not been withheld by the employer and (ii) the Employee Discount Amounts that have not been previously remitted to the Custodian. Cash amounts held by the Custodian for a participant may, subject to the determination of the Committee, be invested by the Custodian as soon as reasonably practical in a money market fund approved by EPCO until such amounts are used by the Custodian to purchase common units pursuant to the UPP. The interest or dividends earned, if any, on amounts invested in the money market fund will be allocated by the Custodian to the participants.

UPP Expenses.  The employer will pay, other than from the accounts, all brokerage fees for the purchase, but not the sale, of common units and all other costs and expenses of administering the UPP, including the fees of the Custodian.

Amendment; Term of Plan.  The UPP may be amended from time to time by the Board, or any Chairman, Group Chairman, Co-Chairman, Group Co-Chairman, Vice Chairman or Group Vice Chairman of EPCO, subject to unitholder approval to the extent required by applicable law or the requirements of the principal exchange in which the common units are listed. In addition, the Chief Executive Officer, the President or the Senior Vice President of Human Resources of EPCO may, subject to unitholder approval to the extent required by applicable law or the requirements of the principal exchange in which the common units are listed, and after consultation with EPCO’s General Counsel, Chief Legal Officer or Deputy or Assistant General Counsel with respect to such matters, make any amendments to the UPP that do not (i) increase the number of authorized common units, (ii) increase the Employee Discount Amount or (iii) otherwise materially increase EPCO’s or our obligations under the UPP; provided, the failure of any such authorized officer to make such consultation will not affect the validity of any such amendments to the UPP. Once effective, the UPP will continue until the earliest of (i) all available common units under the UPP have been delivered to participants, (ii) the termination of the UPP by action of the Board, or any Chairman, Group Chairman, Co-Chairman, Group Co-Chairman, Vice Chairman or Group Vice Chairman of EPCO, or (iii) the 10th anniversary of the initial approval of the UPP by our unitholders. Upon termination of the UPP, any amounts then remaining credited to participants’ accounts will be returned to the affected employees.

Tax Effects of Participation in the UPP.  Each participant in the UPP will recognize ordinary income equal to the employee discount amount paid to his account in each pay period in which he participates, and we will generally be entitled to a corresponding federal income tax deduction at the same time.

UPP Benefits.  Future benefits under the UPP are not currently determinable. Eligible employee determinations depend on Committee actions, and participation by such eligible employees is at the election of such employees. No previous participation in the UPP has been authorized or approved.

Securities Authorized for Issuance Under Equity Compensation Plans

We did not have any of our securities authorized for issuance under equity compensation plans as of December 31, 2009.

VOTING PROCEDURES

Pursuant to Delaware corporate law, the affirmative vote or consent of the holders of a majority of our outstanding common units is sufficient to adopt the Plans, which vote was obtained through the written consent of Enterprise GTM as the record owner of approximately 58.6% of the issued and outstanding common units as of December 30, 2009. Accordingly, no other votes are necessary to adopt the Plans and your approval is neither required nor requested.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Employees of EPCO who perform services for us and the General Partner, and the members of the Board will be eligible to receive awards under the Plans. Accordingly, the members of the Board and executive officers of our General Partner have a substantial interest in the approval of the Plans.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Our internet address is www.deplp.com. We electronically file or furnish annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission. You can obtain this information without charge from the Securities and Exchange Commission’s website at www.sec.gov or upon written or oral request to:

DUNCAN ENERGY PARTNERS L.P.
1100 Louisiana Street, 10th Floor
Houston, Texas 77002
Attention: Investor Relations
Phone: (713) 381-6812

Delivery of Documents to Unitholders Sharing an Address

Unless we have received contrary instructions from a unitholder, we are delivering only one information statement to multiple unitholders sharing an address. This practice known as “householding” is intended to reduce our printing and postage costs. We will, upon request, promptly deliver a separate copy of the information statement to a unitholder who shares an address with another unitholder. A unitholder who wishes to receive a separate copy of the information statement may direct such request to the Investor Relations Department at Duncan Energy Partners, 1100 Louisiana Street, 10th Floor, Houston, Texas 77002, Attention: Investor Relations, 713-381-6812. Unitholders who receive multiple copies of the information statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written or oral request to the investor relations contact listed above.

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ANNEX A

2010 DUNCAN ENERGY PARTNERS L.P. LONG-TERM INCENTIVE PLAN
(February   , 2010)

Section 1.  Purpose of the Plan.  The 2010 Duncan Energy Partners L.P. Long-Term Incentive Plan, as established hereby (the “Plan”), has been adopted by the Board of DEP Holdings, LLC, the general partner of the Partnership (the “General Partner”), and is intended to promote the interests of Enterprise Products Company, a Texas corporation formerly named EPCO, Inc. (the “Company”), Duncan Energy Partners L.P., a Delaware limited partnership (the “Partnership”), and the General Partner, by encouraging directors, employees and consultants of the Company and employees and consultants of its Affiliates who perform services for or on behalf of the Partnership or its subsidiaries to acquire or increase their equity interests in the Partnership and to provide a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Partnership, and to encourage them to remain with the Company and its Affiliates and to devote their best efforts to the Company, the General Partner and the Partnership.

Section 2.  Definitions.  As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Award” means an Option, Common Unit Appreciation Right, a Restricted Unit, a Phantom Unit or DER granted under the Plan.

“Award Agreement” means the written agreement or other instrument by which an Award shall be evidenced.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Audit, Conflicts and Governance Committee of the Board of Directors of the General Partner or such other committee of the Board of Directors of the General Partner as may be appointed to administer the Plan, provided that the Audit, Conflicts and Governance Committee or any such other committee constituting the Committee shall be composed solely of two or more Non-Employee Directors (as defined in Rule 16b-3).

“Common Unit” means a Common Unit of the Partnership.

“Common Unit Appreciation Right” or “CUAR” means an Award that, upon exercise, entitles the holder to receive the excess, or such designated portion of the excess not to exceed 100%, of the Fair Market Value of a Common Unit on the exercise date over the grant price established for such Common Unit Appreciation Right. Such excess may be paid in cash and/or in Common Units as determined by the Committee in its discretion and set forth in the Award Agreement.

“Consultant” means an individual, other than an Employee or a Director, providing bona fide services to the Partnership or any of its subsidiaries as a consultant or advisor, as applicable, provided that (i) such individual is a natural person, and (ii) the grant of an Award to such Person could not reasonably be expected to result in adverse federal income tax consequences under Section 409A of the Code; provided that for purposes of issuing Options or Common Unit Appreciation Rights, “subsidiary” means any entity in a chain of entities in which the Partnership has a “controlling interest” within the meaning of Treas. Reg. Section 1.414(c)-2(b)(2)(i), but using the threshold of 50 percent ownership wherever 80 percent appears.

“DER” means a contingent right to receive an amount of cash equal to all or a designated portion (whether by formula or otherwise) of the cash distributions made by the Partnership with respect to a Common Unit during a specified period.

“Director” means a “non-employee director,” as defined in Rule 16b-3, of the Board of Directors of the General Partner.

“Employee” means any employee of the Company or an Affiliate who performs services for or on behalf of the Partnership or its subsidiaries; provided that for purposes of issuing Options or Common Unit Appreciation Rights, “subsidiary” means any entity in a chain of entities in which the Partnership has a “controlling interest” within the meaning of Treas. Reg. Section 1.414(c)-2(b)(2)(i), but using the threshold of 50 percent ownership wherever 80 percent appears.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a Common Unit means the closing sales price of a Common Unit on the principal national securities exchange or other market in which trading in Common Units occurs on the applicable date (or if there is no trading in the Common Units on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). In the event Common Units are not publicly traded on a national securities exchange or other market at the time a determination of Fair Market Value is required to be made hereunder, the determination of Fair Market Value shall be made in good faith by the Committee.

“Option” means an option to purchase Common Units granted under the Plan.

“Participant” means any Employee, Director or Consultant granted an Award under the Plan.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Phantom Unit” means a notional or phantom unit granted under the Plan which upon vesting entitles the holder to receive an amount of cash equal to the Fair Market Value of one Common Unit or, in the discretion of the Committee, one Common Unit.

“Restricted Unit” means a Common Unit granted under the Plan that is subject to forfeiture provisions and restrictions on its transferability.

“Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SEC” means the Securities and Exchange Commission, or any successor thereto.

Section 3.  Administration.

(a) General.  The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Units to be covered by Awards; (iv) determine the terms and conditions of any Award (including but not limited to any performance requirements for such Award); (v) determine whether, to what extent, and under what circumstances Awards may be settled, exercised, canceled, or forfeited; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, the Partnership, any Affiliate, any Participant, and any beneficiary thereof.

(b) Delegation; Limitation on Liability.  The Committee may delegate to any employees of the Company its administrative duties under this Plan (excluding its granting authority) pursuant to conditions or limitations as the Committee may establish. The Committee may also engage or authorize the engagement of a third-party administrator to carry out administrative functions under the Plan. No member of the Committee, nor any employee of the Company to whom the Committee has delegated powers in accordance with Section 3 of the Plan, shall be liable for any action, omission, determination or interpretation made in good faith in connection with the performance of duties under the Plan, and the Company, the General Partner and the Partnership shall, in addition to any other rights of such persons, hold harmless such persons with respect to any such action, omission, determination or interpretation.

Section 4.  Common Units Available for Awards.

(a) Common Units Available.  Subject to adjustment as provided in Section 4(c), the maximum number of Common Units with respect to which Awards may be granted under the Plan is 500,000. Notwithstanding the foregoing, there shall not be any limitation on the number of Awards that may be granted under the Plan that are payable solely in cash. To the extent an Award is forfeited or otherwise terminates or is canceled without the delivery of Common Units, then the Common Units covered by such Award, to the extent of such forfeiture, termination or cancellation, shall again be Common Units with respect to which Awards may be granted. If any Award is exercised and less than all of the Common Units covered by such Award are delivered in connection with such exercise, then the Common Units covered by such Award which were not delivered upon such exercise shall again be Common Units with respect to which Awards may be granted. Common Units withheld to satisfy tax withholding obligations of the Company or an Affiliate shall not be considered to have been delivered under the Plan for this purpose. The Committee may from time to time adopt and observe such rules and procedures concerning the counting of Common Units against the Plan maximum or any sublimit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national securities exchange on which the Common Units are listed or any applicable regulatory requirement. The Board, the Committee and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Common Units are available for issuance pursuant to Awards.

(b) Sources of Common Units Deliverable Under Awards.  Any Common Units delivered pursuant to an Award shall consist, in whole or in part, of Common Units acquired in the open market, Common Units acquired from any Affiliate (including, without limitation, the Partnership) or other Person, or any combination of the foregoing, as determined by the Committee in its discretion. If, at the time of exercise by a Participant of all or a portion of such Participant’s Award, the Company determines to acquire Common Units in the open market and the Company is prohibited, under applicable law, or the rules and/or regulations promulgated by the Securities and Exchange Committee or the New York Stock Exchange or the policies of the Company or an Affiliate, from acquiring Common Units in the open market, delivery of any Common Units to the Participant in connection with such Participant’s exercise of an Award may be delayed until such reasonable time as the Company is entitled to acquire, and does acquire, Common Units in the open market.

(c) Adjustments.  In the event the Committee determines that any distribution (whether in the form of cash, Common Units, other securities, or other property), recapitalization, split, reverse split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Units or other securities of the Partnership, issuance of warrants or other rights to purchase Common Units or other securities of the Partnership, or other similar transaction or event affects the Common Units such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Common Units (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Common Units (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award, or make provision for a cash payment to the holder of an outstanding Award; provided, that the number of Common Units subject to any Award shall always be a whole number and provided further, that the Committee shall not take any action otherwise authorized under this subparagraph (c) to the extent that such action would cause (i) the application of Section 409A of the Code to the Award or (ii) create adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.

Section 5.  Eligibility.  Any Employee, Director or Consultant shall be eligible to be designated a Participant.

Section 6.  Awards.

(a) Options.  The Committee shall have the authority to determine the Employees, Directors and Consultants to whom Options shall be granted, the number of Common Units to be covered by each Option, whether DERs are granted with respect to such Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions or intent of the Plan.

(i) Exercise Price.  The purchase price per Common Unit purchasable under an Option shall be determined by the Committee at the time the Option is granted, but may not be less than 100% of the Fair Market Value per Common Unit as of the date of grant.

(ii) Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, which may include, without limitation, accelerated vesting upon the achievement of specified performance goals, and the method or methods by which any payment of the exercise price with respect thereto may be made or deemed to have been made, which may include, without limitation: cash; check acceptable to the Company; a “cashless-broker” exercise (through procedures approved by the Company); other property (including, with the consent of the Committee, the withholding of Common Units that may otherwise be delivered to the optionee upon the exercise of the Option); or any combination thereof, in each case having a value on the exercise date equal to the relevant exercise price.

(iii) Term.  Each Option shall expire as provided in the Award Agreement for such Option.

(b) Restricted Units.  The Committee shall have the authority to determine the Employees, Directors and Consultants to whom Restricted Units shall be granted, the number of Restricted Units to be granted to each such Participant, the period and the conditions under which the Restricted Units may become vested or forfeited, which may include, without limitation, the accelerated vesting upon the achievement of specified performance goals or other criteria, and such other terms and conditions as the Committee may establish with respect to such Award, including whether any distributions made by the Partnership with respect to the Restricted Units shall be payable with respect to, and/or accrue on, such Restricted Units and, if payable and/or accrued, whether such distributions shall be subject to forfeiture and/or other restrictions. If distributions are to be forfeited and/or otherwise restricted, such restrictions (including forfeitures, if any) shall be determined in the sole discretion of the Committee.

(c) Phantom Units.  The Committee shall have the authority to determine the Employees, Directors and Consultants to whom Phantom Units shall be granted, the number of Phantom Units to be granted to each such Participant, the period during which the Award remains subject to forfeiture, the time or conditions under which the Phantom Units may become vested or forfeited, which may include, without limitation, the accelerated vesting upon the achievement of specified performance goals, and such other terms and conditions as the Committee may establish with respect to such Award, including whether DERs are granted with respect to such Phantom Units. Unless otherwise provided in the applicable Award

Agreement, upon, or as soon as reasonably practical following, the vesting of each Phantom Unit, the Participant shall be entitled to receive payment therefore in a single lump sum no later than the fifteenth (15th) day of the third (3rd) month following the date on which vesting occurs and the restrictions lapse. Should the Participant die before receiving all amounts payable hereunder, the balance shall be paid to the Participant’s estate by this date.

(d) DERs.  The Committee shall have the authority to determine the Employees, Directors and Consultants to whom DERs shall be granted, whether such DERs are tandem or separate Awards, the number of DERs to be granted to each such Participant, the period during which the Award remains subject to forfeiture, the limits, if any, or portion of a DER that is payable, the conditions under which the DERs may become vested or forfeited, and such other terms and conditions as the Committee may establish with respect to such Award. To the extent DERs are subject to any payment restrictions, any amounts not previously paid shall be paid to the Participant at the time the payment restrictions lapse. Unless otherwise provided in the applicable Award Agreement, such amounts shall be distributed in a single lump sum no later than the fifteenth (15th) day of the third (3rd) month following the date on which the payment restrictions lapse. Should the Participant die before receiving all amounts payable thereunder, the balance shall be paid to the Participant’s estate by this date.

(e) CUARs.  The Committee shall have the authority to determine the Employees, Directors and Consultants to whom CUARs shall be granted, the number of Common Units to be covered by each grant, the exercise price therefor and the conditions and limitations applicable to the exercise of the CUAR, and such additional terms and conditions as the Committee may establish with respect to such Award. The exercise price per CUAR shall be not less than 100% of its Fair Market Value as of the date of grant. The term of a CUAR may not exceed 10 years.

(f) General.

(i) Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. No Award shall be issued in tandem with another Award if the tandem Awards would result in adverse tax consequences under Section 409A of the Code. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(ii) Limits on Transfer of Awards.

A. Each Option shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.

B. No Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, to the extent specifically provided by the Committee with respect to an Award, an Award may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.

(iii) Securities Regulations.  All certificates for Common Units or other securities of the Partnership delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Common Units or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(iv) Consideration for Grants.  Awards may be granted for no cash consideration payable by a Participant or for such consideration payable by a Participant as the Committee determines including, without limitation, services or such minimal cash consideration as may be required by applicable law.

(v) Delivery of Common Units or other Securities and Payment by Participant of Consideration.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, delivery of Common Units pursuant to the exercise or vesting of an Award may be deferred for any period during which, in the good faith determination of the Committee, the Company is not reasonably able to obtain Common Units to deliver pursuant to such Award without violating the rules or regulations of any applicable law or securities exchange. No Common Units or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any exercise price or required tax withholding) is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, withholding of Common Units, “cashless-broker” exercises with simultaneous sale, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the fair market value of any such property so tendered to, or withheld by, the Company, as of the date of such tender, is at least equal to the full amount required to be paid to the Company pursuant to the Plan or the applicable Award Agreement.

Section 7.  Amendment and Termination.  Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a) Amendments to the Plan.  Except as required by applicable law or the rules of the principal securities exchange on which the Common Units are traded and subject to Section 7(b) below, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan in any manner, including increasing the number of Common Units available for Awards under the Plan, without the consent of any partner, Participant, other holder or beneficiary of an Award, or other Person.

(b) Amendments to Awards.  The Committee may, in its discretion, waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change, other than pursuant to Section 7(c), in any Award shall materially reduce the benefit to Participant without the consent of such Participant.

(c) Adjustment or Termination of Awards Upon the Occurrence of Certain Events.  The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria (if any) included in, Awards in recognition of unusual or significant events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Partnership or the financial statements of the Partnership, of changes in applicable laws, regulations or accounting principles, or a change in control of the Company (as determined by its Board) or the Partnership (as determined by the Committee), whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Such adjustments may include, without limitation, extending the exercisability of an Award, accelerating the vesting or exercisability of an Award, accelerating the date on which the Award will terminate and/or canceling Awards by the issuance or transfer of Common Units having a value equal to the Option’s positive “spread.”

Section 8.  General Provisions.

(a) No Rights to Awards.  No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each recipient.

(b) Termination of Employment.  For purposes of the Plan, unless the Award Agreement provides to the contrary, a Participant shall not be deemed to have terminated employment with the Company and its Affiliates or membership from the Board until such date as the Participant is no longer either an Employee of the Company or an Affiliate or a Director, i.e., a change in status from Employee to Director or Director to Employee shall not be a termination.

(c) No Right to Employment or Services.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, to continue services as a Consultant or to remain a Director, as applicable. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or terminate a consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in the Plan or any Award Agreement shall operate or be construed as constituting an employment agreement with any Participant and each Employee shall be an “at will” employee, unless such Employee has entered into a separate written employment or other agreement with the Company or an Affiliate.

(d) Governing Law.  The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law, without giving effect to principles of conflicts of law.

(e) Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(f) Other Laws.  The Committee may refuse to issue or transfer any Common Units or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer or such Common Units or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Common Units are then traded, or entitle the Partnership or an Affiliate to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

(g) No Trust Fund Created; Unsecured Creditors.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company, the Partnership or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company, the Partnership or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company, the Partnership or the Affiliate.

(h) No Fractional Common Units.  No fractional Common Units shall be issued or delivered pursuant to the Plan or any Award, and any such fractional Common Units or any rights thereto shall be canceled, terminated, or otherwise eliminated, without the payment of any consideration therefor.

(i) Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(j) Tax Withholding.  The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Common Units, other securities or other property) of any applicable taxes payable in respect of the grant of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or the Affiliate to satisfy its withholding obligations for the payment of such taxes.

(k) Facility Payment.  Any amounts payable hereunder to any person under legal disability or who, in the judgment of the Committee, is unable to properly manage his financial affairs, may be paid to the legal representative of such person, or may be applied for the benefit of such person in any manner which the Committee may select, and the Company and its Affiliates shall be relieved of any further liability for payment of such amounts.

(l) Participation by Affiliates.  In making Awards to Employees employed by an Affiliate of the Company, the Committee shall be acting on behalf of the Affiliate, and to the extent the Partnership has an obligation to reimburse the Affiliate for compensation paid to Employees for services rendered for the benefit of the Partnership, such payments or reimbursement payments may be made by the Partnership directly to the Affiliate, and, if made to the Company, shall be received by the Company as agent for the Affiliate.

(m) No Guarantee of Tax Consequences.  None of the Board, the Partnership, the Company, any Affiliate nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

Section 9.  Term of the Plan; Unitholder Approval.  The Plan shall be effective on the date of its approval by the holders of Common Units of the Partnership and shall continue until the earliest of (i) all available Common Units under the Plan have been issued to Participants, (ii) the termination of the Plan by action of the Board or the Committee or (iii) the 10th anniversary of the date of the approval by the holders of Common Units of this Plan (or such earlier anniversary, if any, required by the rules of the securities exchange on which the Common Units are traded). However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.

Section 10.  Section 409A.  Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under the Plan would result in the imposition of an additional tax under Code Section 409A and related regulations and United States Department of the Treasury pronouncements (“Section 409A”), that Plan provision or Award will be reformed to the extent practicable to avoid imposition of the applicable tax and no action taken to comply with Section 409A shall be deemed to adversely affect the Participant’s rights to an Award or require the consent of the Participant. Notwithstanding any provisions in the Plan to the contrary, to the extent that the Participant is a “specified employee” (as defined in Section 409A of the Code and applicable regulatory guidance) subject to the six month delay under Section 409A in distributions under the Plan, no distribution or payment that is subject to Section 409A of the Code shall be made hereunder on account of such Participant’s “separation from service” (as defined in Section 409A of the Code and applicable regulatory guidance) before the date that is the first day of the month that occurs six months after the date of the Participant’s separation from service (or, if earlier, the date of death of the Participant or any other date permitted under Section 409A of the Code and applicable regulatory guidance). Any such amount that is otherwise payable within the six-month period following the Participant’s separation from service will be paid in a lump sum without interest.

*     *     *     *     *

Adopted by unitholder approval: effective February   , 2010.

ANNEX B

DEP UNIT PURCHASE PLAN

Enterprise Products Company, a Texas corporation (the “Company”), hereby establishes the DEP Unit Purchase Plan (the “Plan”) effective as of February   , 2010.

1. Purpose.  The purpose of the Plan is to promote the interests of the Company and Duncan Energy Partners L.P., a Delaware limited partnership (the “Partnership”), by providing employees of the Company and its Affiliates (as defined below) a cost-effective program to enable them to acquire or increase their ownership of Units and to provide a means whereby such individuals may develop a sense of proprietorship and personal involvement in the development and financial success of the Partnership, and to encourage them to devote their best efforts to the business of the Partnership, thereby advancing the interests of the Partnership and the Company.

2. Definitions.  As used in this Plan:

“Account” means a separate bookkeeping account maintained by the Employer or Custodian for a Participant.

“Affiliate” means, with respect to any person, any other person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise.

“Board” means the Board of Directors of the Company.

“Committee” means a committee appointed by any Chairman, Group Chairman, Co-Chairman, Group Co-Chairman, Vice Chairman or Group Vice Chairman of the Company to administer the Plan.

“Company Blackout Period” means all periods during a year other than each 60-day period beginning on the second business day following a public announcement of the Partnership’s financial results.

“Custodian” means the person engaged by the Company to perform administrative services for the Plan and to hold cash and Units, as provided in the services agreement with such person.

“DRIP” means the Duncan Energy Partners L.P. Distribution Reinvestment Plan (after such plan is implemented).

“Eligible Compensation” means, with respect to an Eligible Employee, the sum of the following items of his/her compensation: salary, hourly wages, drivers’ regular pay, overtime pay, call-out pay, vacation pay, bonuses, sick pay, funeral pay, jury duty pay, holiday pay, and military or other leave of absence pay. No other items of compensation shall be considered.

“Eligible Employee” means any Employee who is classified by an Employer as a regular, active, full-time employee and whose regularly scheduled work week is at least 30 hours per week, but excluding (i) any such Employee covered by a collective bargaining agreement unless such bargaining agreement provides for his/her participation in the Plan, (ii) any temporary, project or leased employee or any nonresident alien and (iii) any Employee who owns interests or stock, as applicable, possessing 5 percent or more of the total combined voting power or value of all classes of equity interests in either the Partnership, the Company or any other Employer. If, while an Employee is an Eligible Employee, his/her employment status changes to “Inactive” or to “Leave of Absence”, the Employee will continue to be deemed an Eligible Employee until a subsequent change of employment status or assignment category results in failure to meet the above eligibility criteria.

“Employee” means any individual who is an employee of the Company or another Employer.

“Employee Discount Amount” means an amount, paid by the Employers each Purchase Period, equal to 10% of the quotient of (x) the total amount withheld from the Participants’ Eligible Compensation during such Purchase Period, divided by (y) 0.90.

“Employer” means the Company and any Affiliate the Committee has designated as a participating entity.

“Fair Market Value” means, with respect to Units purchased from the Partnership, the closing sales price of a Unit on the applicable purchase date (or if there is no trading in the Units on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). In the event Units are not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, the determination of Fair Market Value shall be made in good faith by the Committee.

“Participant” means an Eligible Employee or former Eligible Employee with an Account under the Plan.

“Plan Blackout Period” means a period established by the Committee during which a Restricted Participant may not engage in certain transactions under the Plan.

“Purchase Period” means, beginning February   , 2010, a three-month period ending on the last day of each January, April, July and October, or such other periods as the Committee may establish.

“Restricted Participant” means an Employee who has the title of vice president or above with the Company or an Affiliate (regardless of where he/she is located) and each other Employee who is a Houston corporate office employee.

“Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

“Units” mean a limited partnership interest in the Partnership represented by Common Units as set forth in the Partnership Agreement.

3. Units Available Under Plan.  Subject to adjustment as provided in this Section 3, a maximum of 500,000 Units may be delivered under the Plan. Units to be delivered under the Plan may be Units acquired by the Custodian in the open market or directly from the Partnership, the Employers or any other person, or any combination of the foregoing. In the event the Committee determines that any distribution, recapitalization, split, reverse split, reorganization, merger, consolidation, spin-off, combination, or exchange of Units or other securities of the Partnership, issuance of warrants or other rights to purchase Units or other securities of the Partnership, or other similar transaction or event affects the Units such that an adjustment in the maximum number of Units and/or the kind and number of securities deliverable under the Plan is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall make appropriate adjustments to the maximum number of Units and/or the kind and number of securities deliverable under the Plan. The adjustments determined by the Committee shall be final, binding and conclusive.

4. Employee Elections.  An Eligible Employee may purchase Units under this Plan upon the following terms and conditions:

(a) An Eligible Employee may enroll in the Plan on or after the first day of the month following the date on which he/she becomes an Eligible Employee. An Eligible Employee may elect to have his/her Employer withhold on an after-tax basis from his/her Eligible Compensation for each pay date occurring during a Purchase Period a designated whole percentage of his/her Eligible Compensation for such pay period ranging from 1% to 10% to be used for the purchase of Units hereunder; provided, however, that if an Eligible Employee has also elected to participate in the Enterprise Unit Purchase Plan (as such plan may be amended, supplemented or succeeded from time to time by any similar unit purchase plan available to employees of the Company), then the amount withheld from his/her Eligible Compensation shall not exceed 15% in the aggregate for both the Enterprise Unit Purchase Plan (as may be so amended, supplemented or succeeded) and this Plan, and the Eligible Employee may not be enrolled nor increase his/her election until such election is adjusted by the Eligible Employee to assure that such aggregate 15% limit is not exceeded. Subject to Section 4(f), an Eligible Employee may cancel or change (within the above limitations) his/her withholding election at any time. All Eligible Employee elections and any changes to an election shall be in such form as the Committee or its delegate may establish from time to time and, subject to Section 4(f), shall be effective as soon as administratively feasible after its receipt.

(b) Subject to Section 4(f), each withholding election made by an Eligible Employee hereunder shall be an ongoing election until the earlier of the date changed by the Eligible Employee, or the date the Eligible Employee ceases to be eligible to participate in the Plan. Eligible Employees may only make contributions through payroll deductions.

(c) The Employer shall maintain or cause to be maintained for each electing Eligible Employee a separate Account reflecting the aggregate amount of his/her Eligible Compensation that has been withheld and the Employee Discount Amount that have not yet been applied to the purchase of Units for such Eligible Employee. In addition, subject to the further provisions of the Plan, such Account shall be credited with the Units purchased for the Participant under the Plan, including any Units purchased on his/her behalf pursuant to the DRIP, if applicable, by the Custodian with cash distributions on Units held for the Participant by the Custodian. Amounts of Eligible Compensation withheld by the Employer shall not be segregated from the general assets of the Employer and shall not bear interest prior to being remitted to the Custodian. The Employer shall remit to the Custodian within a reasonable time after the end of each Purchase Period (i) all amounts of Eligible Compensation that have been withheld by the Employer and (ii) the Employee Discount Amounts that have not previously been remitted to the Custodian. The cash amounts remitted to the Custodian may, subject to the determination of the Committee, be invested by the Custodian as soon as reasonably practical in a money market fund approved by the Company until such amounts are used by the Custodian to purchase Units pursuant to the Plan. The interest or dividends earned, if any, on amounts invested in the money market fund shall be allocated by the Custodian to the Participants.

(d) If a Participant’s contributions under the Plan stop during a Purchase Period due to the Participant ceasing to be an Eligible Employee (including upon a termination of employment or death), then all amounts of cash and Units held in his/her Account shall be processed as described in Section 8(b).

(e) If a Participant elects to stop his/her contributions under the Plan during a Purchase Period and continues as an Eligible Employee, then all amounts of cash allocated to his/her Account shall be applied to the purchase of Units on or following the end of that Purchase Period, as provided herein, unless the Participant ceases to be an Eligible Employee before the end of such Purchase Period, in which event Section 4(d) shall be applied to such Participant.

(f) Notwithstanding any provisions of the Plan to the contrary, Restricted Participants shall be subject to the following restrictions:

(i) no Units may be sold by or for the benefit of a Restricted Participant during a Company Blackout Period or a Plan Blackout Period;

(ii) a Restricted Participant may not join the Plan or increase his/her contribution percentage during a Plan Blackout Period; however, a Restricted Participant may join the DRIP during a Company Blackout Period or a Plan Blackout Period; and

(iii) if a Restricted Participant elects to withdraw from the Plan or decrease his/her contribution percentage, the Restricted Participant must wait three months before he/she can rejoin the Plan or increase his/her contribution percentage, as the case may be.

If the above three-month restricted period would expire with respect to a Restricted Participant during a Plan Blackout Period, such restricted period shall automatically continue with respect to such Restricted Participant until the end of that Plan Blackout Period.

5. Unit Purchases; DRIP Purchases; Purchase Price.

(a) As soon as reasonably practical following the end of each Purchase Period that begins on and after February   , 2010, unless directed otherwise by the Company, the Custodian shall purchase directly from the Partnership that number of Units that can be acquired with the sum of (i) the total amount withheld from the Participants’ Eligible Compensation during such Purchase Period, (ii) the Employee Discount Amount for such Purchase Period and (iii) any interest or dividends that may be received by the Custodian from a money market fund investment on the amounts remitted to the Custodian with respect to that Purchase Period. The purchase price paid to the Partnership for such Units shall be the Fair Market Value of the Units. If the Custodian is directed to purchase Units in the open market, the price of the Units allocated to each affected Participant for a Purchase Period shall be based on the weighted average of the purchase prices actually paid for the Units acquired for such Purchase Period.

(b) Cash distributions received by the Custodian with respect to Units it has purchased and is holding for a Participant pursuant to the Plan on or prior to the record date for such distributions shall be distributed to the Participant as soon as practicable unless the Participant directs the Custodian, in the manner prescribed by the Custodian, to “reinvest” such cash distribution in additional Units on behalf of such Participant pursuant to the DRIP. The price at which such cash distributions shall be reinvested shall be the price described in the DRIP.

6. Unit Purchase Allocations.  The Units acquired under the Plan for a Purchase Period shall be allocated to Participants in proportion to (i) the sum of their contributions, the allocable Employee Discount Amount, and any interest or dividends credited to their Account for such Purchase Period, over (ii) the total of all such Plan amounts applied to the purchase of Units for the Purchase Period.

7. Plan Expenses.  The Employer shall pay, other than from the Accounts, all brokerage fees for the purchase, but not the sale, of Units and all other costs and expenses of administering the Plan, including the fees of the Custodian. Any fees for the issuance and delivery of certificates to a Participant (or beneficiary) shall be paid by the Participant (or beneficiary). Participants shall be responsible for, and shall pay, any brokerage fees and other costs and expenses incurred by the Custodian in connection with the sale of such Participant’s Units and the expedited delivery of proceeds or other documents to such Participant.

8. Sale or Delivery of Units to Participants.  Except as provided below, Units purchased under the Plan shall be held by the Custodian:

(a) Subject to Section 4(f), a Participant who is an Employee may elect at any time to have the Custodian (i) sell such Units and deliver the proceeds to the Participant, (ii) transfer the Units to a brokerage account, or (iii) transfer the Units to a registered book-entry shareholder account with BNYMellon Shareowner Services LLC, the Partnership’s transfer agent, all as soon as practical.

(b) Subject to Section 4(f), if a Participant ceases to be an Eligible Employee, then as soon as administratively feasible, all Units allocated to his/her Account shall automatically be transferred to a registered book-entry shareholder account in his/her name (or his/her beneficiary’s name) with BNYMellon Shareowner Services LLC unless the Participant (or his/her beneficiary) elects, within the period provided by the Committee, for such Units to be either (i) sold by the Custodian and the proceeds delivered to the Participant (or his/her beneficiary) or (ii) transferred to a brokerage account. However, in all events, fractional Units shall be sold and the proceeds, along with any other cash in his/her account, shall be distributed to the Participant (or his/her beneficiary). If a Purchase Date is imminent and it is not administratively feasible to distribute the cash in the Account before such Purchase Date, then the cash shall be used to purchase Units, and the Units shall subsequently be transferred or sold as described above.

9. No Delivery of Fractional Units; Custodian.  Notwithstanding any other provision contained herein, the Employer or Custodian will not be required to deliver any fractional Units to an Employee pursuant to this Plan, although an Employee’s Account may be credited with a fractional Unit for record keeping purposes. The Company may enter into a service agreement with a Custodian that provides for the Custodian to hold on behalf of the Participants the cash contributions, the Units acquired under the Plan and distributions on such

Units, provided such agreement permits a Participant to direct the Custodian to either sell or transfer such Units to a brokerage account, subject to the limitations in Section 4(f).

10. Withholding of Taxes.  To the extent that the Employer is required to withhold any taxes in connection with an Eligible Employee’s contributions or the Employee Discount Amount, it will be a condition to the receipt of such Units that the Eligible Employee make arrangements satisfactory to the Employer for the payment of such taxes, which may include a reduction in, or a withholding from, the Eligible Employee’s Account, total compensation or salary or reimbursement by the Eligible Employee, as the case may be.

11. Rule 16b-3 Compliance.  It is intended that any purchases by an Employee subject to Section 16 of the Securities and Exchange Act of 1934 meet all of the requirements of Rule 16b-3. If any action or procedure under the Plan would otherwise not comply with Rule 16b-3, such action or procedure shall be deemed modified from inception, to the extent the Committee deems practicable, to conform to Rule 16b-3.

12. Investment Representation.  Unless the Units subject to purchase under the Plan have been registered under the Securities Act of 1933, as amended (the “1933 Act”), and, in the case of any Eligible Employee who may be deemed an affiliate (for securities law purposes) of the Company or the Partnership, such Units have been registered under the 1933 Act for resale by such Participant, or the Partnership has determined that an exemption from registration is available, the Employer may require prior to and as a condition of the delivery of any Units that the person purchasing such Units hereunder furnish the Employer with a written representation in a form prescribed by the Committee to the effect that such person is acquiring such Units solely with a view to investment for his or her own account and not with a view to the resale or distribution of all or any part thereof, and that such person will not dispose of any of such Units otherwise than in accordance with the provisions of Rule 144 under the 1933 Act unless and until either the Units are registered under the 1933 Act or the Employer is satisfied that an exemption from such registration is available.

13. Compliance with Securities Laws.  Notwithstanding anything herein or in any other agreement to the contrary, the Partnership shall not be obligated to sell or issue any Units to an Employee under the Plan unless and until the Partnership is satisfied that such sale or issuance complies with (i) all applicable requirements of the securities exchange on which the Units are traded (or the governing body of the principal market in which such Units are traded, if such Units are not then listed on an exchange), (ii) all applicable provisions of the 1933 Act, and (iii) all other laws or regulations by which the Partnership is bound or to which the Partnership is subject. The Company acknowledges that, as the holder of a majority of the member interest in the general partner of the Partnership, it is an affiliate of the Partnership under securities laws and it shall comply with such laws and obligations of the Partnership relating thereto as if they were directly applicable to the Company.

14. Administration of the Plan.

(a) This Plan will be administered by the Committee. A majority of the Committee will constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee members, will be the acts of the Committee.

(b) Subject to the terms of the Plan and applicable law, the Committee shall have the sole power, authority and discretion to: (i) determine which persons are Eligible Employees who may participate; (ii) determine the number of Units to be purchased by a Participant; (iii) determine the time and manner for purchasing Units; (iv) interpret, construe and administer the Plan, including without limitation determining the Blackout Periods and which Participants are Restricted Participants; (v) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (vi) make a determination as to the right of any person to receive Units under the Plan; and (vii) make any other determinations and take any other actions that the Committee deems necessary or desirable for the administration of the Plan.

(c) The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem desirable in the establishment or administration of the Plan.

(d) No member of the Committee shall be liable for any action, omission, determination or interpretation made in good faith, and the Company and the Partnership shall, in addition to any other rights of such persons, hold harmless such persons with respect to any such action, omission, determination or interpretation.

15. Amendments, Termination, Etc.

(a) This Plan may be amended from time to time by the Board, or any Chairman, Group Chairman, Co-Chairman, Group Co-Chairman, Vice Chairman or Group Vice Chairman of the Company, subject to unitholder approval to the extent required by applicable law or the requirements of the principal exchange in which the Units are listed. In addition, the Chief Executive Officer, the President or the Senior Vice President of Human Resources of the Company may, subject to unitholder approval to the extent required by applicable law or the requirements of the principal exchange in which the Units are listed, and after consultation with the Company’s General Counsel, Chief Legal Officer or Deputy or Assistant General Counsel with respect to such matters, make any amendments to the Plan that do not (i) increase the number of authorized Units, (ii) increase the Employee Discount Amount or (iii) otherwise materially increase the Company’s or the Partnership’s obligations under the Plan; provided, the failure of any such authorized officer to make such consultation shall not affect the validity of any such amendments to the Plan.

(b) This Plan will not confer upon any Employee any right with respect to continuance of employment or other service with the Company or any Affiliate, nor will it interfere in any way with any right the Company or an Affiliate would otherwise have to terminate such Employee’s employment or other service at any time.

(c) This Plan may be suspended or terminated at any time by the Board, or any Chairman, Group Chairman, Co-Chairman, Group Co-Chairman, Vice Chairman or Group Vice Chairman of the Company. On termination of the Plan, all amounts then remaining credited to the Accounts for Employees shall be returned to the affected Employees.

(d) A Participant may not assign, pledge, encumber or hypothecate in any manner his/her interest in the Plan, including his/her Account.

16. Governing Law.  The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable Federal law, and to the extent not preempted thereby, with the laws of the State of Delaware.

17. Term of the Plan; Unitholder Approval.  The Plan shall continue until the earliest of (i) all available Units under the Plan have been delivered to Participants, (ii) the termination of the Plan by action of the Board, or any Chairman, Group Chairman, Co-Chairman, Group Co-Chairman, Vice Chairman or Group Vice Chairman of the Company or (iii) the 10th anniversary of the date of the initial approval of this Plan by the unitholders of the Partnership.